UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2017

Date of reporting period:  September 30, 2017

Item 1. Reports to Stockholders.

Annual	SHENKMAN FLOATING RATE
Report	HIGH INCOME FUND

September 30, 2017	SHENKMAN SHORT DURATION
HIGH INCOME FUND

Each a series of Advisors Series Trust (the “Trust”)

	SHENKMAN		Institutional
	FLOATING RATE	Class F	Class
	HIGH INCOME FUND	(SFHFX)	(SFHIX)

	SHENKMAN				Institutional
	SHORT DURATION	Class A	Class C	Class F	Class
	HIGH INCOME FUND	(SCFAX)	(SCFCX)	(SCFFX)	(SCFIX)

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-SHENKMAN (1-855-743-6562)

SHENKMAN FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER
September 30, 2017

Dear Shareholder,

The loan market continued to perform well, with the rally that started in March 2016 continuing into the past year. During the trailing 12-month fiscal period ended September 30, 2017 (the “Period”), the S&P/LSTA Leveraged Loan Index (the “Index”) returned +5.29%, just shy of the +5.41% return for the previous twelve months. The Index started the Period off on a strong note, as the fourth quarter of 2016 was up +2.26%. The rally began to lose steam by spring, however, as June and August 2017 both posted slightly negative returns, the first monthly declines since March 2016. Despite some mid-summer volatility, the market ended the Period relatively well, as the third quarter of 2017 returned +1.04%.

The S&P/LSTA B- and Above Leveraged Loan Index (the “B- and Above Index”), which we believe tends to be a more conservative benchmark than the Index, returned +4.45% for the Period (0.84% below the Index). The majority of the performance differential between the Index and the B- and Above Index unsurprisingly occurred during the most bullish part of the Period, from October 2016 through February 2017. During those five months, the Index outperformed the B- and Above Index by 0.83% (as compared to 0.84% for the full Period).

Fund Performance

The Shenkman Floating Rate High Income Fund (the “Fund”) seeks to generate high current income through active selection of investments in the leveraged loan universe. For liquidity purposes, the Fund targets an allocation of approximately 15% of assets in cash and shorter duration bonds. As of September 30, 2017, 85% of the Fund’s assets were invested in bank loans, 12% in high yield bonds, and 3% in cash.

The Fund had a net return of +4.73% during the Period. Similar to the overall loan market, the Fund also had a strong 4Q16, with a quarterly return of +2.08%. Also similar to the Index, the Fund experienced a summer slowdown; but while the Index had two negative performing months during the Period, the Fund managed to only have one (August).

Not surprisingly, during the rally the Fund’s high yield bonds, including its short duration bonds, outperformed leveraged loans, albeit marginally. The duration of the Fund’s high yield bond holdings was 2.19 versus the overall high yield bond market’s duration of 3.62. The Fund’s allocation to high yield bonds positively contributed to the overall performance of the Fund. Within bank loans, from a sector standpoint, the Business Equipment & Services and Electronics/Electrical sectors were the biggest contributors to absolute return, while Retailers (Except Food & Drug) detracted from returns. The Fund’s three largest industry sectors were Business Equipment & Services, Electronics/Electrical, and Health Care. Relative to the Index, the Fund currently maintains an underweight to Retailers (Except Food & Drug)

SHENKMAN FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2017

with a weight of 3.5% vs 5.4% in the Index. As of September 30, 2017, the Fund’s average price was $98.40, which is approximately one half of a point higher than it was a year earlier. The Fund’s yield as of September 30, 2017 was 5.04%, and its discount margin was 372bps.  During the past year, we have focused on increasing issuer diversity. The Fund is well-diversified, with investments in 315 issuers across 34 industries as of September 30, 2017, as compared to 257 issuers across 34 industries a year earlier.

Market Commentary

The Period was mostly characterized by the continuation of the rally that started in March 2016. With the exception of a brief summer pause, risk was definitely in vogue. Continuing to climb were some of the riskiest sectors that had suffered the most during the early-2016 downturn. Naturally, these sectors have rallied the most since that timeframe. By rating, loans rated CCC in the Index returned +17.16%, while Single-Bs and Double-Bs gained 5.40% and 3.71%, respectively, during the Period.

Further evidence of the risk rally during the Period can be seen by examining industry level returns. Within the Index, only one sector, Retailers (Not Food and Drug), had a negative return during the Period, with the negative performance being largely due to longer-term secular shifts. The best performing industries in the Index were commodity-related sectors that exhibited the highest volatility during the mid-summer pullback, as Oil and Gas and Nonferrous Metals – Minerals posted gains of +18.51% and +17.68%, respectively, during the Period.

New institutional loan volume totaled $504.5 billion for the Period1. This figure compares to $280.9bn during the equivalent period a year earlier. Despite the summer volatility, new issue volume remained relatively strong the entire year. In fact, 1Q17 set a new quarterly record for institutional new issuance with $171.4bn coming to market.

Despite the healthy pace of new issuance, the usage of new loans to refinance older debt, as well as repayments and scheduled amortizations, collectively kept the loan market’s net growth subdued. Repayments during the Period totaled $354.3bn, which represents a 74% increase over the total repayments of $204.7bn for the prior twelve months.  Coupled with refinancings and bond takeouts, the total par amount outstanding of the Index only grew $64.8bn during the Period. As of September 30, 2017, the loan market totaled $946.6bn, compared to $881.7bn a year earlier. The trend in the loan market more recently, however, has been towards actual net growth in market size. The second quarter of 2017 saw approximately $53bn net growth, the largest quarter-over-quarter net increase in the total par amount of loans outstanding on record.

Along with the strong performance, demand in the loan market also remained healthy. Floating-rate loan funds saw $26.5bn of inflows during the

SHENKMAN FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2017

Period1, although retail demand has begun to wane somewhat as the third quarter of 2017 actually saw a modest outflow of $0.73bn. Demand from collateralized loan obligations (“CLOs”) was robust during the entire Period, however, helping to offset weaker retail demand more recently. New CLO formations totaled $139.7bn during the Period, more than triple the $46.3bn from the prior year period. Moreover, the issuance was spread relatively evenly across all four quarters, despite some volatility in the underlying loan market and continuing questions regarding risk retention requirements. The strong demand from CLOs has helped fuel the rally in the loan market as CLOs remain the largest buyers of new issue loans, with over 60% of all new issue institutional loans having been sold to a CLO1 during the Period.

The strong market has helped keep the default environment relatively benign. Only 18 companies defaulted on $11.7bn of loan debt during the Period, bringing the par-weighted trailing 12-month default rate to 1.31% at September 30, 2017, a sizeable decrease from 2.25% a year earlier2. Default risk continues to be concentrated in a few sectors. Energy names continue to represent a sizeable portion of the default rate (four companies, $2.0bn of debt), and in light of the secular shift mentioned above, Retail also saw four companies default with $3.3bn. Technology also had a big default, as Avaya, Inc. filed for bankruptcy protection with its $3.3bn of debt.

Outlook

We remain constructive on the leveraged loan market overall, but are focused on credit selection. The mid-summer volatility highlighted the importance of choosing the right credits, as strong technicals earlier in the year allowed weaker credits to access the capital markets. The market bounced back quickly from that pullback, but in the event of a more protracted downturn, we would likely see greater performance dispersion among loan credits. However, we do believe that the default environment will likely remain benign in the near-term. Moreover, leveraged loans have historically exhibited some strength during the fourth quarter of the calendar year.

While broader questions remain on the future leadership of the U.S. Federal Reserve and rate hikes, as well as increased geopolitical risks, the loan market seems focused on the more positive data. Relatively strong economic data, increasing LIBOR, and the relative scarcity of investment alternatives will likely continue to drive demand. In addition, the loan market may also see interest from high yield investors as the yield difference between loans and bonds has fallen to a multi-year low, and by some measures leveraged loans are trading at a higher spread than high yield bonds. On the supply side, the primary market should continue to bring a variety of new issues, and we believe there are multiple investment opportunities with relatively attractive risk/return profiles.

Thank you again for your continued support and trust in our strategy.  We look forward to growing with you.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2017

Notes:

1.	Data sourced from S&P LCD
2.	Data sourced from JP Morgan

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. There can be no assurance that the Fund will achieve its stated objective. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

Investments in CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest payments and that the quality of the collateral may decline in value or default.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The S&P/LSTA Leveraged Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

The S&P/LSTA B- & Above Leveraged Loan Index consists of all loans in the S&P/LSTA Leveraged Loan Index that have a B- and above S&P rating.

You cannot invest directly in an index.

Basis points (bps) are equivalent to one-one hundredths of a percentage point.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2017

Yield is defined as the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for a complete list of fund holdings.

Par amount refers to the amount at which a security is issued or can be redeemed.

Must be preceded or accompanied by a prospectus.

The credit rating is a financial indicator to potential investors of debt securities such as bonds. These are assigned by credit rating agencies such as Moody’s and Standard & Poor’s to have letter designations (such as AAA, B, CC) which represent the quality of a bond. Moody’s assigns bond credit ratings of Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C, with WR and NR as withdrawn and not rated.  Standard & Poor’s assigns bond credit ratings of AAA, AA, A, BBB, BB, B, CCC, CC, C, D.

These materials contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s.  Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party.  Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content.  THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.  THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS.  Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities.  They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

The Shenkman Floating Rate High Income Fund is distributed by Quasar Distributors, LLC, which is not affiliated with Shenkman Capital Management, Inc.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER
September 30, 2017

Dear Shareholder,

The Shenkman Short Duration High Income Fund (the “Fund”) continued to seek a high level of current income over the past fiscal year by focusing on investments within the non-investment grade universe, believed to be high quality, yet short duration. The Fund’s Institutional Class (SCFIX) returned +3.97% for the fiscal year ended September 30, 2017 (the “Annual Period”), and ended the Annual Period with a duration-to-worst of 0.98 years and average final maturity of 3.5 years. The Fund’s Class A shares returned +3.65% (without sales load) and +0.53% (with maximum sales load imposed on purchases of 3.00%) for the Annual Period, and the Class F shares returned +3.89%. Additionally, the Class C shares returned +3.01% (without sales load) and +2.01% (with maximum deferred sales load of 1.00%) for the Annual Period. The Fund’s benchmark, the ICE BofAML 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C), returned +4.5% for the Annual Period.  The ICE BofAML 0-3 Year U.S. Treasury Index (G1QA) returned 0.39% for the Annual Period.

The Fund’s sector positioning is largely a function of its focus on bottom-up, individual security selection and fundamental analysis as opposed to top-down, sector-driven allocations. That said, Healthcare remained the Fund’s largest exposure while Media-Cable moved up to the second largest. Healthcare was the largest contributor to returns followed by Telecommunications and Media-Cable. All sectors posted positive returns for the Annual Period, with Support-Services and Metals/Mining lagging on a relative basis.  The Fund’s exposure to bank loans, which ended the period at 9.2%, was a positive contributor to performance as bank loan returns edged out short duration for the Annual Period.  As of September 30, 2017, the Fund’s average price was $104.3 with a current yield of 5.4%, yield-to-maturity of 4.2% and a yield-to-worst of 2.6%.  As diversification remains a key factor in helping to mitigate risk, the portfolio was well-diversified, with investments in 198 issuers across 36 industries as of September 30, 2017.

Market Commentary

High yield bonds opened the fourth quarter of 2016 advancing sharply early in the quarter as the global search for yield persisted, risk-on behavior continued, and underlying U.S. economic data remained largely positive. In the weeks leading up to Election Day, however, the market retreated as nervousness increased over the prospect of a Donald Trump presidency amid the escalating Hillary Clinton e-mail scandal, and crude oil sliding back to the mid-$40’s level.  High yield resumed its ascent following Trump’s election as the anticipation of a more business and regulatory-friendly environment and additional infrastructure spending drove equities and lower-rated debt securities higher. Crude oil stabilized following the Organization of the Petroleum Exporting Countries’ announcement that it would curtail crude

SHENKMAN SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2017

production and the Dow Jones Industrial Average approached the milestone 20,000 barrier.  The ICE BofAML U.S. High Yield Index (H0A0) gained 1.88% in the fourth quarter of 2016, capping off a total increase of 17.49% for 2016, its highest return since 2009, with ten out of the twelve months showing positive performance.  As had been the case for most of 2016, risk-on sentiment persisted in the final quarter of the year as triple-C rated credits surged, meaningfully outpacing single-B and double-B gains.  Although there were modest Fund outflows of $2 billion for the quarter, strong equity markets and increased optimism as the period progressed led investors to deploy capital to high yield mutual funds.  $3.75 billion came in during the week of December 14, 2016, representing the fourth largest inflow in high yield market history.

High yield opened 2017 with continued post-election jubilation as solid economic reports, robust consumer and business optimism, improving earnings results, and record equity prices propelled returns for the asset class.  However, high yield experienced intermittent episodes of decline during the first three quarters of 2017 as concerns about a possible nuclear conflict on the Korean Peninsula, political turmoil in Washington D.C., substantial new issue supply, and sporadic periods of weakness in crude oil prices pressured the market.  Each time, however, the weakness was short-lived.  Some of those concerns were alleviated as investors refocused their attention on the positive factors and hopes that the potential passage of a comprehensive tax reform package would accelerate growth and boost the financial markets.  The H0A0 returned +7.05%, with each of the first three quarters of 2017 showing coupon-plus gains in excess of 2%.  With the “risk-on” environment dominating the market for the majority of the first three quarters of 2017, triple-C rated credits surged by +9.79%, approximately 50% higher than the single-B and double-B increases of +6.36% and 6.79%, respectively.  For the nine-month period ending September 30, 2017 (the “YTD Period”), H0A0 prices soared $2.19 to $101.79, leaving its yield-to-worst and spread as of September 30, 2017 at 5.47% and +367bps, respectively, both approximately 70bps tighter than at the beginning of 2017.  Over the same period, returns for the higher-quality, short duration segment of the high yield market proved more defensive than broader high yield given the shorter tenor and higher ratings mix.  The ICE BofAML 0-2 Year Duration BB-B High Yield Constrained Index (H42C) posted an increase of 3.54% for the YTD Period, trailing the broader market’s risk rally.  The JP Morgan U.S. High Yield trailing twelve month par-weighted default rate (excluding distressed exchanges),  which started 2017 at 3.57%, plunged to just 1.07% as of September 30, 2017, as the onslaught of commodity-focused bankruptcies that occurred toward the beginning of 2016 was rolled off from the trailing-twelve-month calculation.  The trailing default rate is now at its lowest level since March 2014.  Not surprisingly, approximately half of this year’s defaults have occurred in the Retail and Energy industries.  New

SHENKMAN SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2017

issuance for the YTD Period was robust at $255.6 billion, as improving economic growth expectations and relatively low treasury rates were supportive of corporations accessing the high yield market to refinance existing debt and extend maturities.  62.7% of new issuance was used for refinancing purposes, while credit quality was relatively high with just 14.9% being split-B and CCC-rated.  Notably, with crude oil prices stabilizing over recent months, there has been a meaningful increase in new issuance tied to the Energy sector.  Mutual funds, which experienced heavy outflows in early 2017, stabilized in the second and third quarters leaving outflow for the YTD Period at $11.1 billion.  Lastly, with economic growth showing encouraging signs and corporate profitability displaying improvement, 331 companies received rating upgrades versus just 255 receiving downgrades.

Outlook

Although the “devil is in the details” as to which aspects of corporate and personal tax reform will ultimately come to fruition, when and if those changes are enacted, and how those revisions will impact the federal deficit. Even a diluted plan could provide some uplift to corporate profitability, consumer confidence and economic results.  Meanwhile, the Federal Reserve has now taken the first modest step toward reducing the size of its $4.5 trillion balance sheet and may raise rates again before 2017 is over.  However, we expect that Fed will continue to move at a glacial pace, that its balance sheet will decline slowly and predictably, and that rate hikes will be clearly telegraphed.  With solid economic momentum both in the U.S. and abroad, improving corporate earnings, default rates lingering near multi-year lows (and we believe likely to stay at those levels), and the absence of aggressive Fed hikes causing a sudden end to the current expansion, high yield should continue to hold up well in what is still a relatively low global interest rate environment.  This environment should also benefit the shorter duration segment of the high yield market, which we believe remains an appealing area to capture attractive risk-adjusted returns.

Thank you again for your continued support and trust in our strategy. We look forward to growing with you.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. There can be no assurance that the Fund will achieve its stated objective. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2017

Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the fund to be more volatile than if leverage was not used.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The ICE BofAML U.S. High Yield Index (H0A0) has an inception date of August 31, 1986 and tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

The ICE BofAML 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C) consists of all securities in the ICE BofAML BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less. The ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index (HUC4) has an inception date of December 31, 1996, and is a subset of the ICE BofAML U.S. High Yield Index (H0A0) that consists of all securities rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%.  The ICE BofAML U.S. Treasuries, 0-3 Years Index (G1QA) is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of less than three years.

Source of the above-listed indices is ICE Data Indices, LLC (“ICE Data Indices”), used with permission. ICE Data Indices PERMITS USE OF THE ICE BofAML INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BofAML INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND SHENKMAN CAPITAL MANAGEMENT, INC., OR ANY OF ITS PRODUCTS OR SERVICES.

You cannot invest directly in an index.

Basis points (bps) are equivalent to one-one hundredths of a percentage point.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2017

Duration-to-worst is the duration of a bond computed using either the final maturity date, or a call date within the bond’s call schedule, whichever would result in the lowest yield to the investor.

Yield is defined as the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

Yield-to-worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

Yield-to-Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond’s current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond’s current yield. YTM is a complex but accurate calculation of a bond’s return that helps investors compare bonds with different maturities and coupons.

Diversification does not guarantee a profit or protect from loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

Must be preceded or accompanied by a prospectus.

The credit rating is a financial indicator to potential investors of debt securities such as bonds. These are assigned by credit rating agencies such as Moody’s and Standard & Poor’s to have letter designations (such as AAA, B, CC) which represent the quality of a bond. Moody’s assigns bond credit ratings of Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C, with WR and NR as withdrawn and not rated.  Standard & Poor’s assigns bond credit ratings of AAA, AA, A, BBB, BB, B, CCC, CC, C, D.

These materials contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s.  Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party.  Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content.  THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF

SHENKMAN SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2017

MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.  THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS.  Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities.  They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

The Shenkman Short Duration High Income Fund is distributed by Quasar Distributors, LLC.

SHENKMAN FLOATING RATE HIGH INCOME FUND

Comparison of the change in value of a hypothetical $1,000,000 investment in the Shenkman Floating Rate High Income Fund –
Institutional Class vs the S&P/LSTA Leveraged Loan Index
and the S&P/LSTA B- & Above Leveraged Loan Index

Average Annual Total Return:

		Since Inception
	One Year	10/15/2014	3/1/2017
Class F	—	—	1.46%
Institutional Class	4.73%	3.37%	—
S&P/LSTA Leveraged Loan Index	5.31%	4.01%	1.90%
S&P/LSTA B- & Above Leveraged Loan Index	4.46%	4.03%	1.91%

Total Annual Fund Operating Expenses: 0.82% (Class F),
  0.72% (Institutional Class), as of the most recently filed prospectus.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-743-6562.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P/LSTA Leveraged Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

The S&P LSTA B- & Above Leveraged Loan Index consists of all securities in the S&P/LSTA Leveraged Loan Index that have a B- and above S&P Rating.

SHENKMAN SHORT DURATION HIGH INCOME FUND

Comparison of the change in value of a hypothetical $1,000,000 investment in the Shenkman Short Duration High Income Fund – Institutional Class vs
the ICE BofAML  0-3 US Treasury Index and the ICE BofAML
0-2 Year Duration BB-B U.S. High Yield Constrained Index

Average Annual Total Return:

		Since Inception
	One Year	10/31/2012	5/17/2013	1/28/2014
Class A (without sales load)	3.65%	3.09%	—	—
Class A (with sales load)	0.53%	2.46%	—	—
Class C (without
deferred sales load)	3.01%	—	—	1.80%
Class C (with
deferred sales load)	2.01%	—	—	1.80%
Class F	3.89%	—	3.01%	—
Institutional Class	3.97%	3.43%	—	—
ICE BofAML 0-3 Year
US Treasury Index	0.39%	0.55%	0.57%	0.61%
ICE BofAML 0-2 Year
Duration BB-B U.S. High
Yield Constrained Index	4.50%	4.23%	3.83%	3.77%

Total Annual Fund Operating Expenses: 1.25% (Class A), 2.00% (Class C), 0.99% (Class F), 0.89% (Institutional Class), as of the most recently filed prospectus.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-743-6562.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 3.00% sales load. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made

SHENKMAN SHORT DURATION HIGH INCOME FUND

within thirty calendar days.  Class C shares may be subject to a CDSC of 1.00% on redemptions held for twelve months or less after purchase. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The ICE BofAML 0-3 Year US Treasury Index (G1QA) tracks the performance of US dollar denominated sovereign debt publicly issued by the US government in its domestic market with maturities less than three years.

The ICE BofAML 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C) consists of all securities in the ICE BofAML BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less. The HUC4 index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) that includes all securities in the H0A0 rated BB1 through B3, inclusive.

Information used herein from ICE Data Indices, LLC (“ICE BofAML”) was used with permission. ICE BofAML PERMITS USE OF THE ICE BofAML INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BofAML INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND SHENKMAN CAPITAL MANAGEMENT, INC., OR ANY OF ITS PRODUCTS OR SERVICES.

SHENKMAN FUNDS

EXPENSE EXAMPLE
September 30, 2017 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from April 1, 2017 to September 30, 2017.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the

SHENKMAN FUNDS

EXPENSE EXAMPLE – Continued
September 30, 2017 (Unaudited)

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Shenkman Floating Rate High Income Fund
Actual
Class F	$1,000.00	$1,015.10	$3.23
Institutional Class	$1,000.00	$1,015.50	$2.73

Hypothetical (5% return
before expenses)
Class F	$1,000.00	$1,021.86	$3.24
Institutional Class	$1,000.00	$1,022.36	$2.74

(1)
Shenkman Floating Rate High Income Fund – Class F expenses are equal to the Fund share’s annualized expense ratio of 0.64%, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of 1.51% as of September 30, 2017.  Shenkman Floating Rate High Income Fund – Institutional Class expenses are equal to the Fund share’s annualized expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of 1.55% as of September 30, 2017.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Shenkman Short Duration High Income Fund
Actual
Class A	$1,000.00	$1,021.80	$4.76
Class C	$1,000.00	$1,018.10	$8.50
Class F	$1,000.00	$1,021.80	$3.75
Institutional Class	$1,000.00	$1,023.30	$3.30

Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,020.36	$4.76
Class C	$1,000.00	$1,016.65	$8.49
Class F	$1,000.00	$1,021.36	$3.75
Institutional Class	$1,000.00	$1,021.81	$3.29

(2)
Shenkman Short Duration High Income Fund Class A, Class C, Class F, and Institutional Class expenses are equal to the fund shares’ annualized expense ratio of 0.94%, 1.68%, 0.74% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of 2.18% for Class A, 1.81% for Class C, 2.18% for Class F, and 2.33% for the Institutional Class as of September 30, 2017.

SHENKMAN FLOATING RATE HIGH INCOME FUND

PORTFOLIO ALLOCATION
September 30, 2017 (Unaudited)

TOP TEN HOLDINGS	% Net Assets
CenturyLink, Inc. 2.75%,
(1 Month USD LIBOR + 2.75%), 01/31/2025	0.99%
Delta 2 Lux S.a.r.l. 4.235%
(1 Month USD LIBOR + 3.25%), 02/01/2024	0.94%
Amaya B.V. 4.833%
(3 Month USD LIBOR + 3.50%), 08/02/2021	0.90%
MPH Acquisition Holdings, LLC 4.333%
(3 Month USD LIBOR + 3.75%), 06/07/2023	0.87%
Brickman Group Ltd., LLC 4.234%
(1 Month USD LIBOR + 3.00%), 12/18/2020	0.86%
Acrisure, LLC 6.272%
(2 Month USD LIBOR + 5.00%), 11/22/2023	0.84%
IMG Worldwide, Inc. 4.49%
(1 Month USD LIBOR + 4.25%), 05/06/2021	0.77%
Genesys Telecommunications Laboratories, Inc. 5.007%
(2 Month USD LIBOR + 3.75%), 12/01/2023	0.64%
Ancestry.com Operations, Inc. 4.49%
(1 Month USD LIBOR + 3.25%), 10/19/2023	0.63%
Trans Union, LLC 3.235%
(1 Month USD LIBOR + 2.00%), 04/07/2023	0.60%

The portfolio’s holdings and allocations are subject to change, and exclude short term investments. The percentages are of total net assets as of September 30, 2017.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72%

Aerospace & Defense – 1.00%
CPI International, Inc. 4.735% (1 Month
USD LIBOR + 3.50%), 07/26/2024 (b)	$885,000	$886,111
Lockheed Martin Corp. 3.25% (1 Month
USD LIBOR + 2.00%), 08/16/2023 (b)	759,337	765,036
TransDigm, Inc.
4.327% (1-3 Month USD LIBOR + 3.00%),
06/04/2021 (b)	483,750	485,564
4.268% (1-3 Month USD LIBOR + 3.00%),
05/14/2022 (b)	248,801	249,692
4.235% (1-3 Month USD LIBOR + 3.00%),
08/22/2024 (b)(j)	786,249	788,462
		3,174,865

Automotive – 2.28%
American Axle & Manufacturing, Inc.
3.49% (1 Month USD LIBOR + 2.25%),
04/06/2024 (b)	895,234	894,119
American Tire Distributors, Inc.
5.485% (1 Month USD LIBOR + 4.25%),
09/01/2021 (b)	685,930	693,218
Camping World 4.981% (1 Month
USD LIBOR + 3.75%), 11/08/2023 (b)	1,151,300	1,158,616
CH Hold Corp. 4.235% (1 Month
USD LIBOR + 3.00%), 02/01/2024 (b)	519,432	524,465
Federal-Mogul Corp. 4.98% (1 Month
USD LIBOR + 3.75%), 04/15/2021 (b)	455,889	459,147
KAR Auction Services, Inc. 3.875% (3 Month
USD LIBOR + 2.50%), 03/09/2023 (b)	504,031	507,575
Midas Intermediate Holdco II, LLC
4.083% (3 Month USD LIBOR + 2.75%),
08/18/2021 (b)	443,224	443,778
Navistar, Inc. 5.24% (1 Month
USD LIBOR + 4.00%), 08/07/2020 (b)	935,241	941,670
Tower Automotive Holdings USA, LLC
4.00% (1 Month USD LIBOR + 2.75%),
03/07/2024 (b)	485,539	487,363

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Automotive – 2.28% – Continued
TRADER Corp. 4.581% (3 Month
USD LIBOR + 3.25%), 09/28/2023 (b)	$522,375	$522,704
Wabash National Corp. 3.987% (1 Month
USD LIBOR + 2.75%), 03/19/2022 (b)	585,575	587,405
		7,220,060

Beverage & Food – 1.52%
Dole Food Co., Inc. 4.018% (Prime – 3 Month
USD LIBOR + 2.75%), 04/06/2024 (b)	795,000	798,351
Hearthside Group Holdings, LLC
4.235% (1 Month USD LIBOR + 3.00%),
06/02/2021 (b)	1,428,923	1,434,875
KFC Holding Co. 3.234% (1 Month
USD LIBOR + 2.00%), 06/16/2023 (b)	777,170	781,541
Post Holdings, Inc. 3.49% (1 Month
USD LIBOR + 2.25%), 05/24/2024 (b)	798,000	800,825
Refresco Group N.V. 4.066% (3 Month
USD LIBOR + 2.75%), 07/21/2024 (b)(j)	550,000	552,750
US Foods, Inc. 3.985% (1 Month
USD LIBOR + 2.75%), 06/27/2023 (b)	438,206	441,337
		4,809,679

Building Materials – 1.93%
CPG International, Inc. 5.083% (3 Month
USD LIBOR + 3.75%), 05/05/2024 (b)	1,548,519	1,561,743
Floor & Decor Outlets of America, Inc.
4.74% (1 Month USD LIBOR + 3.50%),
09/30/2024 (b)	337,679	338,945
Generation Brands Holdings, Inc.
4.985% (1 Month USD LIBOR + 3.75%),
02/28/2024 (b)	587,109	593,714
HD Supply, Inc.
3.583% (3 Month USD LIBOR + 2.25%),
08/13/2021 (b)	447,040	449,485
3.833% (3 Month USD LIBOR + 2.50%),
10/17/2023 (b)	99,250	99,953

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Building Materials – 1.93% – Continued
HD Supply Waterworks Merger Sub, LLC
4.455% (3 Month USD LIBOR + 3.00%),
08/01/2024 (b)	$610,000	$612,098
Henry Company, LLC 5.735% (1 Month
USD LIBOR + 4.50%), 09/30/2023 (b)	496,250	501,213
JELD-WEN, Inc. 4.333% (3 Month
USD LIBOR + 3.00%), 07/01/2022 (b)	533,094	538,147
Quikrete Holdings, Inc. 3.985% (1 Month
USD LIBOR + 2.75%), 11/15/2023 (b)	1,415,059	1,416,665
		6,111,963

Chemicals – 3.23%
Allnex S.à.r.l. 4.567% (3 Month
USD LIBOR + 3.25%), 09/13/2023 (b)	529,791	532,000
Allnex USA, Inc. 4.567% (3 Month
USD LIBOR + 3.25%), 09/13/2023 (b)	703,209	706,141
ColourOz MidCo S.à.r.l.
4.313% (3 Month USD LIBOR + 3.00%),
09/07/2021 (b)	894,133	873,644
4.313% (3 Month USD LIBOR + 3.00%),
09/07/2021 (b)	147,811	144,424
INEOS Styrolution US Holding, LLC
4.083% (3 Month USD LIBOR + 2.75%),
03/29/2024 (b)	769,197	777,851
MacDermid, Inc.
3.816% (1 Month USD LIBOR + 2.50%),
06/07/2020 (b)(j)	30,000	30,122
4.239% (1 Month USD LIBOR + 3.00%),
06/07/2023 (b)	593,738	597,574
Methanol Holdings 4.735% (1 Month
USD LIBOR + 3.50%), 06/30/2022 (b)	721,310	727,629
Nexeo Solutions, LLC 5.061% (3 Month
USD LIBOR + 3.75%), 06/09/2023 (b)	888,784	896,187
Orion Engineered Carbons 3.833% (3 Month
USD LIBOR + 2.50%), 07/25/2021 (b)	673,624	677,666
Road Infrastructure Investment, LLC
4.737% (1 Month USD LIBOR + 3.50%),
06/13/2023 (b)	679,850	684,524

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Chemicals – 3.23% – Continued
Solenis International, L.P.
4.567% (3 Month USD LIBOR + 3.25%),
07/31/2021 (b)	$596,047	$595,144
8.067% (3 Month USD LIBOR + 6.75%),
07/31/2022 (b)	750,184	748,620
Tronox, Ltd.
4.317% (3 Month USD LIBOR + 3.00%),
09/22/2024 (b)(j)	281,163	282,539
3.00% (3 Month USD LIBOR + 3.00%),
09/22/2024 (b)(j)	648,837	652,013
Univar USA, Inc. 3.985% (1 Month
USD LIBOR + 2.75%), 07/01/2022 (b)	1,027,920	1,033,142
Venator Materials PLC 4.312% (3 Month
USD LIBOR + 3.00%), 08/08/2024 (b)	295,000	296,659
		10,255,879

Consumer Products – 1.62%
Alphabet Holding Co., Inc.
4.833% (3 Month USD LIBOR + 3.50%),
08/15/2024 (b)(j)	1,570,000	1,553,970
9.061% (3 Month USD LIBOR + 7.75%),
08/15/2025 (b)(j)	455,000	450,450
Energizer Holdings, Inc. 3.25% (1 Month
USD LIBOR + 2.00%), 06/30/2022 (b)	636,751	640,467
KIK Custom Products, Inc. 5.737% (1 Month
USD LIBOR + 4.50%), 08/26/2022 (b)	1,724,853	1,744,801
Prestige Brands, Inc. 3.985% (1 Month
USD LIBOR + 2.75%), 01/26/2024 (b)	376,523	378,842
Spectrum Brands, Inc. 3.314% (3 Month
USD LIBOR + 2.00%), 06/23/2022 (b)	381,135	383,862
		5,152,392

Environmental – 1.41%
Advanced Disposal Services, Inc.
3.947% (7 Day USD LIBOR + 2.75%),
11/10/2023 (b)	927,042	934,236
Casella Waste Systems, Inc. 3.984% (1 Month
USD LIBOR + 2.75%), 10/17/2023 (b)	436,700	438,884

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Environmental – 1.41% – Continued
GFL Environmental, Inc. 4.083% (3 Month
USD LIBOR + 2.75%), 09/27/2023 (b)	$371,250	$373,455
Granite Acquisition, Inc.
5.296% (3 Month USD LIBOR + 4.00%),
12/17/2021 (b)	1,621,619	1,635,581
5.333% (3 Month USD LIBOR + 4.00%),
12/17/2021 (b)	47,145	47,551
Wheelabrator Technologies 8.583% (3 Month
USD LIBOR + 7.25%), 12/17/2022 (b)	510,247	512,160
Wrangler Buyer Corp. 4.316% (1 Month
USD LIBOR + 3.00%), 09/28/2024 (b)(j)	545,000	548,518
		4,490,385

Finance – Insurance – 1.94%
Acrisure, LLC 6.272% (2 Month
USD LIBOR + 5.00%), 11/22/2023 (b)	2,641,725	2,678,048
AssuredPartners, Inc.
4.739% (US LIBOR + 3.50%),
10/21/2022 (b)(j)(k)	715,897	717,984
4.585% (1 Month USD LIBOR + 3.35%),
10/22/2024 (b)	57,250	56,678
Hub International, Ltd. 4.312% (3 Month
USD LIBOR + 3.25%), 10/02/2020 (b)	726,609	732,255
National Financial Partners Corp.
4.735% (1 Month USD LIBOR + 3.50%),
01/08/2024 (b)	1,036,725	1,045,578
USI, Inc.
4.314% (3 Month USD LIBOR + 3.00%),
05/16/2024 (b)	450,000	449,251
4.311% (3 Month USD LIBOR + 3.00%),
05/16/2024 (b)(j)	485,000	483,788
		6,163,582

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Finance – Services – 3.77%
AlixPartners LLP
4.333% (3 Month USD LIBOR + 3.00%),
04/04/2024 (b)	$1,621,850	$1,628,192
3.805% (3 Month USD LIBOR + 2.75%),
04/04/2024 (b)(j)	92,118	92,478
Aretech Group, Inc. 2.00% (1 Month
USD LIBOR + 1.00%), 05/23/2021 (b)	1,501,266	1,498,451
Avolon TLB Borrower 1 US, LLC
3.986% (1 Month USD LIBOR + 2.75%),
04/03/2020 (b)	1,132,163	1,135,831
Duff & Phelps Corp. 5.083% (3 Month
USD LIBOR + 3.75%), 04/23/2020 (b)	688,066	690,216
EVO Payments International, LLC
6.24% (1 Month USD LIBOR + 5.00%),
12/22/2023 (b)	1,144,250	1,160,521
Focus Financial Partners, LLC
4.549% (3 Month USD LIBOR + 3.25%),
07/03/2024 (b)	485,000	489,547
Freedom Mortgage Corp. 6.956% (3 Month
USD LIBOR + 5.50%), 02/23/2022 (b)	860,491	876,630
North American Bancard 4.833% (3 Month
USD LIBOR + 3.50%), 06/30/2024 (b)	500,000	503,440
Ocwen Loan Servicing, LLC 6.231% (1 Month
USD LIBOR + 5.00%), 12/05/2020 (b)	640,063	639,861
RCS Capital Corp. 8.00% (1 Month
USD LIBOR + 8.00%), 11/23/2020 (b)	551,533	554,290
VFH Parent Bridge, Inc. 8.670% (3 Month
USD LIBOR + 7.50%), 05/31/2024 (b)(g)(j)	1,195,000	1,195,000
VFH Parent, LLC 5.061% (3 Month
USD LIBOR + 3.75%), 12/30/2021 (b)	975,306	987,195
Walter Investment Management Corp.
4.985% (1 Month USD LIBOR + 3.75%),
12/18/2020 (b)	539,563	496,589
		11,948,241

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Food & Drug Retailers – 1.11%
Albertson’s, LLC
3.985% (1 Month USD LIBOR + 2.75%),
08/25/2021 (b)	$767,459	$741,619
4.33% (3 Month USD LIBOR + 3.00%),
12/21/2022 (b)	297,696	287,570
BJ’s Wholesale Club, Inc.
4.982% (1 Month USD LIBOR + 3.75%),
02/03/2024 (b)	1,940,138	1,864,608
8.74% (1 Month USD LIBOR + 7.50%),
01/27/2025 (b)	650,000	623,025
		3,516,822

Gaming – 3.80%
Amaya B.V. 4.833% (3 Month
USD LIBOR + 3.50%), 08/01/2021 (b)	2,833,810	2,846,506
American Casino & Entertainment
6.50% (3 Month USD LIBOR + 2.25%),
07/07/2022 (b)	734,587	736,886
Arictocrat International Pty, Ltd.
3.316% (3 Month USD LIBOR + 2.00%),
10/19/2024 (b)(j)	365,000	366,186
Aristocrat International Pty, Ltd.
3.307% (3 Month USD LIBOR + 2.00%),
10/20/2021 (b)	581,986	584,270
Eldorado Resorts, Inc. 3.563% (3 Month
USD LIBOR + 2.25%), 04/17/2024 (b)	431,843	432,113
Gateway Casinos & Entertainment, Ltd.
5.083% (3 Month USD LIBOR + 3.75%),
02/22/2023 (b)	832,913	839,418
Golden Entertainment, Inc.
4.202% (3 Month USD LIBOR + 3.00%),
10/20/2024 (b)(j)	1,235,000	1,229,214
Greektown Holdings, LLC 4.235% (1 Month
USD LIBOR + 3.00%), 04/25/2024 (b)	867,825	869,452
MGM Growth Properties Operating
Partnership L.P. 3.485% (1 Month
USD LIBOR + 2.25%), 04/25/2023 (b)	821,658	825,154

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Gaming – 3.80% – Continued
Penn National Gaming, Inc. 3.735% (1 Month
USD LIBOR + 2.50%), 01/19/2024 (b)	$940,275	$946,218
Scientific Games International, Inc.
4.485% (1 Month USD LIBOR + 3.25%),
08/14/2024 (b)	1,175,000	1,178,490
Station Casinos, LLC 3.74% (1 Month
USD LIBOR + 2.50%), 06/08/2023 (b)	1,188,745	1,191,241
		12,045,148

General Industrial Manufacturing – 4.37%
Aclara Technologies, LLC 7.067% (3 Month
USD LIBOR + 5.75%), 08/29/2023 (b)	569,250	580,635
Clark Equipment Co. 4.083% (3 Month
USD LIBOR + 2.75%), 05/12/2024 (b)	955,200	962,364
Columbus McKinnon Corp. 4.296% (3 Month
USD LIBOR + 3.00%), 01/20/2024 (b)	591,975	594,565
Cortes NP Acquisition Corp. 5.235% (1 Month
USD LIBOR + 4.00%), 11/30/2023 (b)	1,378,966	1,391,604
EWT Holdings III Corp. 5.083% (3 Month
USD LIBOR + 3.75%), 01/15/2021 (b)	1,541,433	1,563,591
Filtration Group Corp. 4.235% (1 Month
USD LIBOR + 3.00%), 11/21/2020 (b)	1,297,938	1,307,945
Manitowoc Foodservice, Inc. 3.985% (7 Day
USD LIBOR + 2.75%), 03/03/2023 (b)	554,089	558,358
Milacron, LLC 4.235% (1 Month
USD LIBOR + 3.00%), 09/28/2023 (b)	1,166,188	1,172,992
MTS Systems Corp. 4.49% (1 Month
USD LIBOR + 3.25%), 07/05/2023 (b)	905,850	913,776
MW Industries, Inc. 5.316% (3 Month
USD LIBOR + 4.00%), 09/28/2024 (b)(j)	450,000	451,125
North American Lifting Holdings, Inc.
5.833% (3 Month USD LIBOR + 4.50%),
11/27/2020 (b)	830,739	766,356
Penn Engineering & Manufacturing Corp.
3.985% (1 Month USD LIBOR + 2.75%),
06/27/2024 (b)	887,775	891,939
RBS Global, Inc. 4.060% (1-3 Month
USD LIBOR + 2.75%), 08/21/2023 (b)	1,389,500	1,396,316

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

General Industrial Manufacturing – 4.37% – Continued
Unifrax Corp. 5.083% (3 Month
USD LIBOR + 3.75%), 03/31/2024 (b)	$908,613	$915,618
Utility One Source 6.735% (1 Month
USD LIBOR + 5.50%), 04/18/2023 (b)	389,025	399,723
		13,866,907

Healthcare – 9.46%
Acadia Healthcare Co, Inc. 3.985% (1 Month
USD LIBOR + 2.75%), 02/11/2022 (b)	935,570	943,171
Air Medical Group Holdings, Inc.
4.485% (1 Month USD LIBOR + 3.25%),
04/28/2022 (b)	1,072,041	1,065,877
5.567% (3 Month USD LIBOR + 4.25%),
09/26/2024 (b)(j)	385,000	385,362
Albany Molecular Research, Inc.
4.583% (3 Month USD LIBOR + 3.25%),
08/31/2024 (b)	940,000	942,059
Avantor Performance Materials Holdings, Inc.
5.24% (1 Month USD LIBOR + 4.00%),
03/10/2024 (b)	820,875	824,298
Catalent Pharma Solutions 3.985% (1 Month
USD LIBOR + 2.75%), 05/20/2021 (b)	783,922	790,660
Change Healthcare Holdings, LLC
3.985% (1 Month USD LIBOR + 2.75%),
03/01/2024 (b)	761,637	764,542
CHG Healthcare Services, Inc.
4.561% (3 Month USD LIBOR + 3.25%),
06/07/2023 (b)	418,625	423,186
CHS/Community Health Systems, Inc.
4.067% (3 Month USD LIBOR + 2.75%),
12/31/2019 (b)	137,604	136,974
4.317% (3 Month USD LIBOR + 3.00%),
01/27/2021 (b)	377,026	375,070
Concentra, Inc. 4.32% (3 Month
USD LIBOR + 3.00%), 06/01/2022 (b)	287,765	289,083
Endo Pharmaceuticals, Inc. 5.50% (1 Month
USD LIBOR + 4.25%), 04/27/2024 (b)	563,588	569,928

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Healthcare – 9.46% – Continued
Envision Healthcare Corp. 4.24% (1 Month
USD LIBOR + 3.00%), 12/01/2023 (b)	$1,202,318	$1,207,205
Exam Works Group, Inc. 4.485% (1 Month
USD LIBOR + 3.25%), 07/27/2023 (b)	848,531	854,683
Greatbatch Ltd. 4.74% (1 Month
USD LIBOR + 3.50%), 10/27/2022 (b)	719,555	724,729
Greenway Health, LLC 5.58% (3 Month
USD LIBOR + 4.25%), 02/16/2024 (b)	648,375	651,617
Grifols Worldwide Operations USA, Inc.
3.447% (7 Day USD LIBOR + 2.25%),
01/31/2025 (b)	942,150	944,929
HC Group Holdings III, Inc.
6.317% (3 Month USD LIBOR + 5.00%),
04/07/2022 (b)	1,156,252	1,169,259
HCA, Inc.
3.235% (1 Month USD LIBOR + 2.00%),
03/18/2023 (b)	535,950	538,464
3.485% (1 Month USD LIBOR + 2.25%),
02/15/2024 (b)	199,000	200,190
Heartland Dental, LLC 5.99% (3 Month
USD LIBOR + 4.75%), 07/31/2023 (b)	450,000	453,038
INC Research Holdings, Inc.
3.485% (1 Month USD LIBOR + 2.25%),
06/26/2024 (b)	1,025,000	1,029,771
Jaguar Holding Co. 4.037% (1-3 Month
USD LIBOR + 2.75%), 08/18/2022 (b)	1,771,984	1,782,872
Mallinckrodt International Finance SA
4.083% (3 Month USD LIBOR + 2.75%),
09/24/2024 (b)	1,085,450	1,086,432
Micro Holding Corp. 5.07% (3 Month
USD LIBOR + 3.00%), 09/15/2024 (b)	935,000	931,494
MPH Acquisition Holdings, LLC
4.333% (3 Month USD LIBOR + 3.00%),
06/07/2023 (b)	2,741,304	2,766,359
NMSC Holdings, Inc. 6.333% (3 Month
USD LIBOR + 5.00%), 04/19/2023 (b)	442,528	449,719
The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Healthcare – 9.46% – Continued
PAREXEL International Corp.
4.304% (1 Month USD LIBOR + 3.00%),
09/27/2024 (b)(j)	$575,000	$579,675
3.75%, 12/31/2021 (g)(j)(k)	695,000	695,000
PharMerica 5.061% (3 Month
USD LIBOR + 3.50%), 09/26/2024 (b)(j)	1,135,000	1,143,155
Press Ganey Holdings, Inc. 4.485% (1 Month
USD LIBOR + 3.25%), 10/21/2023 (b)	635,200	639,370
QuintilesIMS 3.321% (3 Month
USD LIBOR + 2.00%), 01/18/2025 (b)(j)	555,000	558,666
RPI Finance Trust 3.333% (3 Month
USD LIBOR + 2.00%), 03/27/2023 (b)	929,178	932,792
Sterigenics-Nordion Holdings, LLC
4.235% (1 Month USD LIBOR + 3.00%),
05/15/2022 (b)	182,915	183,373
Team Health, Inc. 3.985% (1 Month
USD LIBOR + 2.75%), 02/06/2024 (b)	716,400	704,762
Valeant Pharmaceuticals International, Inc.
5.99% (1 Month USD LIBOR + 4.75%),
04/01/2022 (b)	1,576,082	1,605,957
VCVH Holding Corp. 6.34% (3 Month
USD LIBOR + 5.00%), 06/01/2023 (b)	641,875	648,294
		29,992,015

Hotels – 0.51%
Belmond Interfin, Ltd. 3.985% (1 Month
USD LIBOR + 2.75%), 07/03/2024 (b)	713,213	715,891
ESH Hospitality, Inc. 3.735% (1 Month
USD LIBOR + 2.50%), 08/30/2023 (b)	886,067	890,900
		1,606,791

Investments & Miscellaneous
Financial Services – 0.23%
Fortress Investment Group, LLC
2.75% (1 Month USD LIBOR + 2.75%),
06/12/2022 (b)	720,000	728,489

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Leisure & Entertainment – 2.35%
CDS U.S. Intermediate Holdings, Inc.
5.083% (3 Month USD LIBOR + 3.75%),
07/08/2022 (b)	$980,044	$982,803
Delta 2 Lux S.a.r.l. 4.235% (1 Month
USD LIBOR + 3.00%), 02/01/2024 (b)	2,946,427	2,968,157
Intrawest Resorts Holdings, Inc.
4.485% (1 Month USD LIBOR + 3.25%),
07/31/2024 (b)(j)	1,845,000	1,857,112
Seaworld Parks & Entertainment, Inc.
4.333% (3 Month USD LIBOR + 3.00%),
03/31/2024 (b)	882,217	856,853
UFC Holdings, LLC 4.49% (1 Month
USD LIBOR + 3.25%), 08/18/2023 (b)	772,200	776,420
		7,441,345

Media – Broadcast – 3.69%
Beasley Mezzanine Holdings, LLC
7.237% (1 Month USD LIBOR + 6.00%),
11/01/2023 (b)	574,642	582,724
CBS Radio, Inc. 4.737% (1 Month
USD LIBOR + 3.50%), 10/17/2023 (b)	803,854	811,394
Cumulus Media Holdings, Inc.
4.49% (1 Month USD LIBOR + 3.25%),
12/23/2020 (b)	2,071,521	1,736,192
Entercom Radio, LLC 4.735% (1 Month
USD LIBOR + 3.50%), 11/01/2023 (b)	882,604	886,355
EW Scripps Co/The 3.561% (1 Month
USD LIBOR + 2.25%), 10/02/2024 (b)(j)	580,000	582,903
Gray Television, Inc. 3.735% (1 Month
USD LIBOR + 2.50%), 02/07/2024 (b)	645,125	649,293
Hubbard Radio, LLC 4.49% (1 Month
USD LIBOR + 3.25%), 05/27/2022 (b)	403,881	405,523
ION Media Networks, Inc. 4.24% (1 Month
USD LIBOR + 3.00%), 12/18/2020 (b)	1,050,000	1,056,563
Mission Broadcasting, Inc. 3.735% (1 Month
USD LIBOR + 2.50%), 01/17/2024 (b)	98,432	98,819

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Media – Broadcast – 3.69% – Continued
Nexstar Broadcasting, Inc. 3.735% (1 Month
USD LIBOR + 2.50%), 07/19/2024 (b)	$786,272	$789,362
Quincy Newspapers, Inc. 4.49% (1 Month
USD LIBOR + 3.25%), 11/02/2022 (b)	756,735	760,518
Townsquare Media, Inc. 4.272% (2 Month
USD LIBOR + 3.00%), 04/01/2022 (b)	421,754	421,227
Tribune Media Co.
4.235% (1 Month USD LIBOR + 3.00%),
12/27/2020 (b)	90,407	90,802
4.235% (1 Month USD LIBOR + 3.00%),
01/27/2024 (b)	1,126,806	1,130,681
Univision Communications, Inc.
3.985% (1 Month USD LIBOR + 2.75%),
03/15/2024 (b)	1,721,006	1,707,892
		11,710,248

Media – Cable – 3.71%
Atlantic Broadband 3.674% (3 Month
USD LIBOR + 2.375%), 08/11/2024 (b)(j)	875,000	870,896
Cable ONE, Inc. 3.57% (3 Month
USD LIBOR + 2.25%), 05/01/2024 (b)	468,825	472,341
Charter Communications Operating, LLC
3.24% (1 Month USD LIBOR + 2.00%),
07/01/2020 (b)	148,584	149,257
3.49% (1 Month USD LIBOR + 2.25%),
01/15/2024 (b)	909,706	914,381
CSC Holdings, LLC 3.484% (1 Month
USD LIBOR + 2.25%), 07/17/2025 (b)	497,503	495,503
Hargray Communications 4.235% (1 Month
USD LIBOR + 3.00%), 05/16/2024 (b)	812,963	816,861
Lions Gate Entertainment Corp.
4.235% (1 Month USD LIBOR + 3.00%),
12/08/2023 (b)	575,813	581,090
Mediacom Illinois, LLC 3.45% (7 Day
USD LIBOR + 2.25%), 02/15/2024 (b)	676,600	678,853
RCN Corp. 4.235% (1 Month
USD LIBOR + 3.00%), 02/01/2024 (b)	1,144,250	1,130,485

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Media – Cable – 3.71% – Continued
Telenet Financing USD, LLC
3.984% (1 Month USD LIBOR + 2.75%),
06/30/2025 (b)	$935,000	$938,857
Unitymedia Finance, LLC 3.487% (1 Month
USD LIBOR + 2.25%), 09/30/2025 (b)	360,000	359,438
UPC Financing Partnership 3.984% (1 Month
USD LIBOR + 2.75%), 04/15/2025 (b)	600,000	602,580
Virgin Media Bristol, LLC 3.984% (1 Month
USD LIBOR + 2.75%), 01/31/2025 (b)	1,175,000	1,180,511
WideOpenWest Finance, LLC /
WideOpenWest Capital Corp.
4.484% (1 Month USD LIBOR + 3.25%),
08/19/2023 (b)	1,850,930	1,850,642
Ziggo B.V. 3.734% (1 Month
USD LIBOR + 2.50%), 04/27/2025 (b)	720,000	720,227
		11,761,922

Media Diversified & Services – 3.54%
Ancestry.com Operations, Inc.
4.49% (1 Month USD LIBOR + 3.25%),
10/19/2023 (b)	1,989,900	2,006,695
Catalina Marketing Corp. 4.735% (1 Month
USD LIBOR + 3.50%), 04/09/2021 (b)	1,015,648	857,796
Creative Artists Agency, LLC
4.734% (1 Month USD LIBOR + 3.50%),
02/13/2024 (b)	937,500	942,778
EMI Music Publishing Group
3.731% (1 Month USD LIBOR + 2.50%),
08/20/2023 (b)	1,003,207	1,007,160
IMG Worldwide, Inc. 4.49% (1 Month
USD LIBOR + 3.25%), 05/06/2021 (b)	2,431,625	2,451,381
Learfield Communications, Inc.
4.49% (1 Month USD LIBOR + 3.25%),
12/01/2023 (b)	595,500	599,782
Match Group, Inc. 3.809% (3 Month
USD LIBOR + 2.50%), 11/16/2022 (b)	500,000	504,375
Quebecor Media, Inc. 3.565% (3 Month
USD LIBOR + 2.25%), 08/17/2020 (b)	969,948	973,988

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Media Diversified & Services – 3.54% – Continued
Vivid Seats 5.235% (1 Month
USD LIBOR + 4.00%), 06/30/2024 (b)	$778,050	$779,023
WMG Acquisition Corp. 3.737% (1 Month
USD LIBOR + 2.50%), 11/01/2023 (b)	1,100,000	1,103,954
		11,226,932

Metals & Mining Excluding Steel – 0.23%
Westmoreland Coal Co. 7.833% (3 Month
USD LIBOR + 6.50%), 12/16/2020 (b)(j)(g)	1,108,054	747,937

Non-Food & Drug Retailers – 3.06%
ABG Intermediate Holdings 2, LLC
5.296% (3 Month USD LIBOR + 2.75%),
05/27/2021 (b)	1,330,545	1,341,084
4.816% (3 Month USD LIBOR + 3.50%),
09/29/2024 (b)(j)	348,157	349,898
9.066% (3 Month USD LIBOR + 7.75%),
09/29/2025 (b)(j)	220,495	222,700
Ascena Retail Group, Inc. 5.75% (1 Month
USD LIBOR + 4.50%), 08/21/2022 (b)	1,093,458	895,728
Bass Pro Group, LLC 6.270% (1-3 Month
USD LIBOR + 5.00%), 09/25/2024 (b)	895,000	845,399
Harbor Freight Tools USA, Inc.
4.485% (1 Month USD LIBOR + 3.25%),
08/16/2023 (b)	805,650	809,964
Jo-Ann Stores, LLC 6.391% (3 Month
USD LIBOR + 5.00%), 10/21/2023 (b)	710,286	680,987
Michaels Stores, Inc. 3.985% (1 Month
USD LIBOR + 2.75%), 01/28/2023 (b)	867,855	868,320
National Vision, Inc. 4.235% (1 Month
USD LIBOR + 3.00%), 03/13/2021 (b)	926,646	930,505
Neiman Marcus Group, Inc.
4.481% (1 Month USD LIBOR + 3.25%),
10/25/2020 (b)	1,320,848	988,100
PetSmart, Inc. 4.24% (1 Month
USD LIBOR + 3.00%), 03/10/2022 (b)	950,278	806,349

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Non-Food & Drug Retailers – 3.06% – Continued
Sally Holdings, LLC / Sally Capital, Inc.
4.50%, 07/05/2024	$960,000	$960,600
		9,699,634

Oil & Gas – 0.70%
American Energy – Marcellus, LLC
8.735% (1 Month USD LIBOR + 7.50%),
08/04/2021 (b)(f)	1,204,382	87,318
Floatel Delaware, LLC 6.333% (3 Month
USD LIBOR + 5.00%), 06/27/2020 (b)	1,485,250	1,170,866
HGIM Corp. 7.75% (3 Month
USD LIBOR + 4.50%), 06/18/2020 (b)(f)(j)	1,499,649	530,501
Seadrill Partners, LLC 4.333% (3 Month
USD LIBOR + 3.00%), 02/21/2021 (b)	593,660	437,361
		2,226,046

Packaging – 3.23%
Anchor Glass Container Corp.
3.981% (1 Month USD LIBOR + 2.75%),
12/07/2023 (b)	491,288	493,963
Berry Global, Inc.
3.485% (1 Month USD LIBOR + 2.25%),
02/08/2020 (b)	544,662	547,260
3.485% (1 Month USD LIBOR + 2.25%),
01/19/2024 (b)	860,675	862,530
BWAY Corp. 4.481% (1 Month
USD LIBOR + 3.25%), 04/03/2024 (b)	1,042,388	1,046,573
Hoffmaster Group, Inc. 5.833% (3 Month
USD LIBOR + 4.50%), 11/23/2023 (b)	744,375	751,354
Industrial Container Services
5.32% (3 Month USD LIBOR + 4.00%),
04/28/2024 (b)	1,024,941	1,032,628
5.32% (3 Month USD LIBOR + 4.00%),
04/29/2024 (b)	185,059	186,447
PKC Holding Corp. 4.812% (3 Month
USD LIBOR + 3.50%), 05/08/2024 (b)	1,083,750	1,083,749

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Packaging – 3.23% – Continued
Reynolds Group Issuer, Inc. / Reynolds Group
Issuer, LLC / Reynolds Group Issuer Lu
4.235% (1 Month USD LIBOR + 3.00%),
02/05/2023 (b)	$980,119	$984,926
RING Container Technologies
4.066% (3 Month USD LIBOR + 2.75%),
10/31/2024 (b)(j)	780,000	776,100
SIG Combibloc Holdings S.C.A.
4.235% (1 Month USD LIBOR + 2.25%),
03/13/2022 (b)	1,015,913	1,020,993
Signode Industrial Group Lux S.A.
4.031% (1-3 Month USD LIBOR + 2.75%),
05/01/2021 (b)	682,146	685,697
TricorBraun, Inc.
5.083% (3 Month USD LIBOR + 3.75%),
10/30/2023 (b)	699,261	705,233
4.75% (US LIBOR + 3.75%),
10/31/2023 (b)(k)(m)	70,455	71,056
		10,248,509

Printing & Publishing – 0.74%
Cengage Learning, Inc. 5.485% (1 Month
USD LIBOR + 4.25%), 06/07/2023 (b)	433,605	400,929
Harland Clarke Holdings Corp.
7.333% (3 Month USD LIBOR + 6.00%),
12/31/2021 (b)	309,209	311,625
6.833% (3 Month USD LIBOR + 5.50%),
02/09/2022 (b)	630,569	635,251
McGraw Hill Global Education Holdings, LLC
5.235% (1 Month USD LIBOR + 4.00%),
05/04/2022 (b)	172,886	170,185
Tribune Publishing Co. 5.985% (1 Month
USD LIBOR + 4.75%), 08/04/2021 (b)	817,550	824,703
		2,342,693

Restaurants – 0.39%
1011778 B.C. Unlimited Liability Co.
3.485% (1 Month USD LIBOR + 2.25%),
02/17/2024 (b)	426,955	426,849

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Restaurants – 0.39% – Continued
NPC International, Inc. 4.738% (1 Month
USD LIBOR + 3.50%), 04/20/2024 (b)	$788,025	$797,631
		1,224,480

Steel Producers & Products – 0.32%
MRC Global 4.742% (1 Month
USD LIBOR + 3.50%), 09/20/2024 (b)	295,000	298,688
Zekelman Industries, Inc. 4.073% (3 Month
USD LIBOR + 2.75%), 06/14/2021 (b)	716,957	721,258
		1,019,946

Support – Services – 9.42%
Access CIG, LLC 6.237% (1 Month
USD LIBOR + 5.00%), 10/17/2021 (b)	1,215,664	1,224,174
Allied Universal Holdco, LLC
5.083% (3 Month USD LIBOR + 3.75%),
07/28/2022 (b)	748,101	747,402
Aramark Corp. 3.235% (1 Month
USD LIBOR + 2.00%), 03/28/2024 (b)	503,795	506,210
Asurion, LLC
3.985% (1 Month USD LIBOR + 2.75%),
08/04/2022 (b)	1,472,922	1,478,998
4.235% (1 Month USD LIBOR + 3.00%),
11/03/2023 (b)	1,433,955	1,442,021
7.235% (1 Month USD LIBOR + 6.00%),
08/04/2025 (b)	310,000	317,589
Avatar Purchaser, Inc. 5.066% (3 Month
USD LIBOR + 3.75%), 09/29/2024 (b)(j)	635,000	631,825
Brand Energy & Infrastructure Services, Inc.
5.564% (2-3 Month USD LIBOR + 4.25%),
06/21/2024 (b)	1,550,163	1,559,952
Brickman Group Ltd., LLC 4.234% (1 Month
USD LIBOR + 3.00%), 12/18/2020 (b)	2,720,533	2,736,011
Camelot Finance L.P. 4.735% (1 Month
USD LIBOR + 3.50%), 10/03/2023 (b)	1,687,993	1,696,956
Coinmach Services 5.014% (2 Month
USD LIBOR + 3.75%), 11/14/2022 (b)	1,195,000	1,201,871

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Support – Services – 9.42% – Continued
Garda World Security Corp. 5.311%
(Prime – 3 Month USD LIBOR + 3.00%),
05/26/2024 (b)	$1,025,186	$1,036,935
GEO Group, Inc. 3.49% (1 Month
USD LIBOR + 2.25%), 03/23/2024 (b)	940,275	943,406
Hertz Corp. 3.99% (1 Month
USD LIBOR + 2.75%), 06/30/2023 (b)	516,804	514,037
Information Resources, Inc.
5.487% (1 Month USD LIBOR + 4.25%),
01/18/2024 (b)	1,129,325	1,142,030
9.487% (1 Month USD LIBOR + 8.25%),
01/18/2025 (b)	720,000	721,350
Learning Care Group, Inc. 5.264% (2-3 Month
USD LIBOR + 4.00%), 05/05/2021 (b)	524,345	530,244
Moneygram International, Inc.
4.583% (3 Month USD LIBOR + 3.25%),
03/28/2020 (b)	792,258	792,013
Pods, Inc. 4.485% (1 Month
USD LIBOR + 3.25%), 02/02/2022 (b)	947,687	955,586
Renaissance Learning, Inc. 5.083% (3 Month
USD LIBOR + 3.75%), 04/09/2021 (b)	1,180,141	1,189,730
Sedgwick Claims Management Services
3.985% (1 Month USD LIBOR + 3.00%),
02/28/2021 (b)	775,285	777,611
ServiceMaster Co., LLC 3.735% (1 Month
USD LIBOR + 2.50%), 11/08/2023 (b)	848,588	853,255
SiteOne Landscape Supply Holding, LLC
4.74% (1 Month USD LIBOR + 3.50%),
04/29/2022 (b)	398,463	401,328
Staples, Inc. 5.31% (3 Month
USD LIBOR + 4.00%), 09/12/2024 (b)(j)	860,000	857,158
Tempo Acquisition, LLC 4.235% (1 Month
USD LIBOR + 3.00%), 05/01/2024 (b)	1,047,375	1,049,124
TKC Holdings, Inc. 5.522% (2 Month
USD LIBOR + 4.25%), 02/01/2023 (b)	567,150	573,057
TMK Hawk Parent Corp. 4.816% (3 Month
USD LIBOR + 3.50%), 09/15/2024 (b)(j)	402,051	405,380

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Support – Services – 9.42% – Continued
Trans Union, LLC 3.235% (1 Month
USD LIBOR + 2.00%), 04/09/2023 (b)	$1,893,431	$1,892,246
TriMark USA 4.816% (3 Month
USD LIBOR + 3.50%), 09/15/2024 (b)(j)	17,949	18,097
USIC Holdings, Inc. 5.004% (3 Month
USD LIBOR + 3.50%), 12/09/2023 (b)	809,236	815,641
West Corp.
3.735% (1 Month USD LIBOR + 2.50%),
06/17/2021 (b)	271,569	271,952
3.735% (1 Month USD LIBOR + 2.50%),
06/17/2023 (b)	581,811	582,756
		29,865,945

Technology – 6.99%
Canyon Valor Cos., Inc. 5.583% (3 Month
USD LIBOR + 4.25%), 06/16/2023 (b)	655,000	664,141
CCC Information Services, Inc.
4.24% (1 Month USD LIBOR + 3.00%),
03/31/2024 (b)	608,475	608,475
CommScope, Inc. 3.235% (1 Month
USD LIBOR + 2.00%), 12/29/2022 (b)	644,914	647,977
Compuware Corp. 5.49% (1 Month
USD LIBOR + 4.25%), 12/15/2021 (b)	900,852	912,113
Dell International, LLC 3.74% (1 Month
USD LIBOR + 2.50%), 09/07/2023 (b)	995,000	999,612
Diebold Nixdorf, Inc. 4.00% (1 Month
USD LIBOR + 2.75%), 11/06/2023 (b)	423,560	424,753
Genesys Telecommunications
Laboratories, Inc. 5.007% (2 Month
USD LIBOR + 3.75%), 12/01/2023 (b)	1,999,913	2,016,701
Global Payments, Inc. 3.235% (1 Month
USD LIBOR + 2.00%), 04/22/2023 (b)	719,385	722,403
Informatica Corp. 4.833% (3 Month USD
LIBOR + 3.50%), 08/06/2022 (b)	685,977	687,510
JDA Software Group, Inc. 4.735% (1 Month
USD LIBOR + 3.50%), 10/12/2023 (b)	560,763	565,019
Kronos, Inc./MA 4.811% (3 Month
USD LIBOR + 3.50%), 11/01/2023 (b)	635,208	639,575

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Technology – 6.99% – Continued
LANDesk Group Inc. 5.49% (1 Month
USD LIBOR + 4.25%), 01/20/2024 (b)	$870,481	$850,529
MaxLinear, Inc. 3.737% (1 Month
USD LIBOR + 2.50%), 05/12/2024 (b)	371,412	373,037
Micro Focus
3.987% (1 Month USD LIBOR + 2.75%),
04/29/2024 (b)	114,146	114,517
3.987% (1 Month USD LIBOR + 2.75%),
06/21/2024 (b)	770,854	773,360
Misys 4.817% (3 Month
USD LIBOR + 3.50%), 06/16/2024 (b)	725,000	729,042
Neustar, Inc. 5.062% (3 Month
USD LIBOR + 3.75%), 03/01/2024 (b)	540,000	545,287
ON Semiconductor Corp. 3.485% (1 Month
USD LIBOR + 2.25%), 03/31/2023 (b)	524,645	527,132
Optiv Security, Inc. 4.563% (3 Month
USD LIBOR + 3.25%), 02/01/2024 (b)	890,104	838,554
Qlik Technologies 4.81% (3 Month
USD LIBOR + 3.50%), 04/26/2024 (b)	798,000	781,294
Rackspace Hosting, Inc. 4.311% (3 Month
USD LIBOR + 3.00%), 11/03/2023 (b)	354,113	354,157
Solarwinds Holdings, Inc. 4.735% (1 Month
USD LIBOR + 3.50%), 02/05/2023 (b)	1,651,322	1,658,545
Solera, LLC 4.485% (1 Month
USD LIBOR + 3.25%), 03/03/2023 (b)	1,354,809	1,360,811
Sybil Software LLC 4.583% (3 Month
USD LIBOR + 3.25%), 09/30/2023 (b)	789,506	794,074
Synchronoss Technologies, Inc.
5.735% (1 Month USD LIBOR + 4.50%),
01/19/2024 (b)	1,268,625	1,203,291
TIBCO Software, Inc. 4.740% (1 Month
USD LIBOR + 3.50%), 12/04/2020 (b)	746,240	749,878
Vantiv, LLC
2.00% (3 Month USD LIBOR + 2.00%),
08/07/2024 (b)(j)	92,041	92,144
3.316% (1 Month USD LIBOR + 2.00%),
08/07/2024 (b)(j)	327,959	328,710

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Technology – 6.99% – Continued
VF Holdings Corp. 4.485% (1 Month
USD LIBOR + 3.25%), 06/17/2023 (b)	$559,350	$562,150
Western Digital Corp. 3.985% (1 Month
USD LIBOR + 2.75%), 04/29/2023 (b)	651,775	656,787
		22,181,578

Telecommunications – Satellites – 1.34%
DigitalGlobe, Inc. 3.985% (1 Month
USD LIBOR + 2.75%), 01/15/2024 (b)	456,550	456,931
MacDonald Dettwiler & Associates, Ltd.
4.049% (3 Month USD LIBOR + 2.75%),
10/05/2024 (b)(j)	1,400,000	1,403,325
Telesat Canada / Telesat, LLC
4.24% (1 Month USD LIBOR + 3.00%),
11/17/2023 (b)	1,595,357	1,610,649
Xplornet Communications, Inc.
6.083% (3 Month USD LIBOR + 4.75%),
09/09/2021 (b)	782,525	792,310
		4,263,215

Telecommunications – Wireline/Wireless – 4.91%
Altice Financing S.A. 4.054% (3 Month
USD LIBOR + 2.75%), 07/15/2025 (b)	798,000	800,163
CenturyLink, Inc. 2.75%, (1 Month
USD LIBOR + 2.75%), 01/31/2025 (b)	3,250,000	3,154,531
Communications Sales & Leasing, Inc.
4.235% (1 Month USD LIBOR + 3.00%),
10/24/2022 (b)	714,600	662,073
Consolidated Communications, Inc.
4.24% (1 Month USD LIBOR + 3.00%),
10/05/2023 (b)	1,256,336	1,226,668
Cyxtera DC Holdings, Inc. 4.31% (3 Month
USD LIBOR + 3.00%), 05/01/2024 (b)	882,788	887,934
Equinix, Inc. 3.333% (3 Month
USD LIBOR + 2.00%), 01/09/2023 (b)	494,975	496,059
Level 3 Financing, Inc. 3.486% (1 Month
USD LIBOR + 2.25%), 02/22/2024 (b)	760,000	760,536

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Telecommunications – Wireline/Wireless – 4.91% – Continued
Lightower Fiber Networks 4.485% (1 Month
USD LIBOR + 3.25%), 04/13/2020 (b)	$1,547,276	$1,552,436
Masergy Holdings, Inc. 5.083% (3 Month
USD LIBOR + 3.75%), 12/15/2023 (b)	496,250	499,972
Peak 10 Holding Corp. 4.811% (3 Month
USD LIBOR + 3.50%), 08/01/2024 (b)	955,000	957,187
SBA Senior Finance II, LLC 3.49% (1 Month
USD LIBOR + 2.25%), 06/10/2022 (b)	709,556	712,085
SFR Group S.A. 4.061% (3 Month
USD LIBOR + 2.75%), 07/18/2025 (b)	767,625	766,090
Sprint Communications, Inc.
3.75% (1 Month USD LIBOR + 2.50%),
02/02/2024 (b)	1,427,825	1,430,652
Switch, Ltd. 3.985% (1 Month
USD LIBOR + 2.75%), 06/27/2024 (b)	1,117,200	1,126,283
TierPoint, LLC 4.985% (1 Month
USD LIBOR + 3.75%), 05/06/2024 (b)	528,675	531,757
		15,564,426

Transportation Excluding Air & Rail – 0.38%
AI Mistral Luxembourg Subco S.a.r.l.
4.235% (1 Month USD LIBOR + 3.00%),
03/11/2024 (b)	427,850	419,563
XPO Logistics, Inc. 3.554% (3 Month
USD LIBOR + 2.25%), 11/01/2021 (b)	775,000	777,642
		1,197,205

Utilities – Electric – 2.24%
AES Corp. 3.317% (3 Month
USD LIBOR + 2.00%), 05/19/2022 (b)	691,525	692,967
Calpine Corp. 4.09% (3 Month
USD LIBOR + 2.75%), 01/15/2024 (b)	1,158,152	1,157,132
Dynegy, Inc. 4.485% (1 Month
USD LIBOR + 3.25%), 02/07/2024 (b)	998,329	1,003,990
Eastern Power, LLC 4.985% (1 Month
USD LIBOR + 3.75%), 10/02/2023 (b)	1,093,461	1,100,683

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 85.72% – Continued

Utilities – Electric – 2.24% – Continued
Helix Gen Funding, LLC 5.083% (3 Month
USD LIBOR + 3.75%), 06/03/2024 (b)	$680,424	$688,732
Lightstone Holdco, LLC
5.735% (1 Month USD LIBOR + 4.50%),
01/30/2024 (b)	953,828	951,644
5.735% (1 Month USD LIBOR + 4.50%),
01/30/2024 (b)	59,508	59,371
Texas Competitive Electric Holdings
3.985% (1 Month USD LIBOR + 2.75%),
08/04/2023 (b)	873,824	876,651
3.982% (1 Month USD LIBOR + 2.75%),
08/04/2023 (b)	200,799	201,449
Vistra Operations Co., LLC 3.984% (1 Month
USD LIBOR + 2.75%), 12/14/2023 (b)	370,691	372,389
		7,105,008

Utilities – Gas – 0.30%
BCP Renaissance 5.316% (3 Month
USD LIBOR + 4.00%), 10/31/2024 (b)(j)	355,000	359,271
Southcross Holdings Borrower L.P.
9.00%, 04/13/2023	60,136	53,070
Traverse Midstream Partners, LLC
5.316% (3 Month USD LIBOR + 4.00%),
09/27/2024 (b)(j)	545,000	552,493
		964,834
TOTAL BANK LOANS
(Cost $273,786,918)		271,875,121

CORPORATE BONDS – 11.31% (l)

Aerospace & Defense – 0.30%
Triumph Group, Inc. 4.875%, 04/01/2021	950,000	940,975

Automotive – 0.12%
ZF North America Capital, Inc.
4.75%, 04/29/2025 (d)(i)	350,000	370,563

Consumer Products – 0.24%
Griffon Corp. 5.25%, 03/01/2022 (d)(j)	760,000	775,199

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND
SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 11.31% (l) – Continued

Environmental – 0.26%
Covanta Holding Corp.
6.375%, 10/01/2022	$800,000	$824,000

Finance – Banking – 0.42%
Ally Financial, Inc. 4.75%, 09/10/2018	1,300,000	1,331,980

Finance – Services – 1.58%
Nationstar Mortgage, LLC / Nationstar
Capital Corp. 7.875%, 10/01/2020	1,075,000	1,099,859
OneMain Financial Holdings, LLC
6.75%, 12/15/2019 (d)(i)	700,000	728,000
Park Aerospace Holdings, Ltd.
3.625%, 03/15/2021 (c)(d)(i)	1,000,000	1,005,000
Starwood Property Trust, Inc.
5.00%, 12/15/2021	1,000,000	1,046,250
VFH Parent, LLC / Orchestra Co-Issuer, Inc.
6.75%, 06/15/2022 (d)(i)	1,070,000	1,116,812
		4,995,921

Food & Drug Retailers – 0.08%
Albertsons Cos LLC / Safeway Inc /
New Albertson’s Inc / Albertson’s LLC
5.75%, 03/15/2025	310,000	274,350

General Industrial Manufacturing – 0.25%
CNH Industrial Capital, LLC
3.875%, 07/16/2018	800,000	811,000

Healthcare – 1.42%
MPH Acquisition Holdings, LLC
7.125%, 06/01/2024 (d)(i)	725,000	781,188
MPT Operating Partnership L.P. /
MPT Finance Corp. 6.375%, 02/15/2022	900,000	929,430
Tenet Healthcare Corp.
4.625%, 07/15/2024 (d)(i)	1,346,000	1,337,197
Valeant Pharmaceuticals International, Inc.
7.00%, 10/01/2020 (c)(d)(i)	435,000	438,806
6.375%, 10/15/2020 (d)(i)	145,000	145,725

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 11.31% (l) – Continued

Healthcare – 1.42% – Continued
West Street Merger Sub, Inc.
6.375%, 09/01/2025 (d)(i)	$870,000	$870,000
		4,502,346

Media – Broadcast – 0.19%
Tribune Media Co. 5.875%, 07/15/2022	580,000	606,100

Media – Cable – 1.65%
Block Communications, Inc.
6.875%, 02/15/2025 (d)(i)	1,125,000	1,226,588
Cablevision Systems Corp.
8.00%, 04/15/2020	650,000	722,313
CCO Holdings, LLC / CCO Holdings
Capital Corp. 5.25%, 09/30/2022	575,000	593,688
Cequel Communications Holdings I, LLC /
Cequel Capital Corp.
6.375%, 09/15/2020 (d)(i)	452,000	462,735
DISH DBS Corp.
4.25%, 04/01/2018	1,500,000	1,514,999
7.875%, 09/01/2019	650,000	711,750
		5,232,073

Media Diversified & Services – 0.14%
Clear Channel Worldwide Holdings, Inc.
7.625%, 03/15/2020	450,000	446,063

Metals & Mining Excluding Steel – 0.34%
Grinding Media, Inc. / MC Grinding Media
Canada, Inc. 7.375%, 12/15/2023 (d)(i)	1,000,000	1,087,500

Non-Food & Drug Retailers – 0.50%
PetSmart, Inc.
7.125%, 03/15/2023 (d)(i)	1,180,000	923,114
5.875%, 06/01/2025 (d)(i)	750,000	658,125
		1,581,239

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 11.31% (l) – Continued

Packaging – 0.97%
Ardagh Packaging Finance PLC /
Ardagh Holdings USA, Inc.
4.25%, 09/15/2022 (c)(d)(i)	$660,000	$680,130
Flex Acquisition Co, Inc.
6.875%, 01/15/2025 (d)(i)	1,000,000	1,040,000
Multi-Color Corp. 4.875%, 11/01/2025 (d)(j)	695,000	704,348
Reynolds Group Issuer, Inc. / Reynolds Group
Issuer, LLC / Reynolds Group Issuer Lu
6.875%, 02/15/2021 (h)	648,135	665,149
		3,089,627

Restaurants – 0.18%
1011778 B.C. Unlimited Liability Co. /
New Red Finance, Inc.
6.00%, 04/01/2022 (c)(d)(i)	552,000	569,733
Support – Services – 0.82%
Alliance Data Systems Corp.
5.875%, 11/01/2021 (d)(i)	1,350,000	1,407,375
Hertz Corp. 6.75%, 04/15/2019	313,000	312,413
United Rentals North America, Inc.
7.625%, 04/15/2022	100,000	104,205
WEX, Inc. 4.75%, 02/01/2023 (d)(i)	745,000	767,350
		2,591,343

Technology – 0.54%
Dell International, LLC / EMC Corp.
4.42%, 06/15/2021 (d)(i)	750,000	788,094
NCR Corp. 4.625%, 02/15/2021	900,000	918,000
		1,706,094

Telecommunications – Satellites – 0.47%
Hughes Satellite Systems Corp.
7.625%, 06/15/2021	1,300,000	1,481,051

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 11.31% (l) – Continued

Telecommunications – Wireline/Wireless – 0.61%
Sprint Communications, Inc.
9.00%, 11/15/2018 (d)(i)	$650,000	$699,023
7.00%, 08/15/2020	650,000	711,828
Wind Acquisition Finance S.A.
6.50%, 04/30/2020 (c)(d)(i)	500,000	518,185
		1,929,036

Utilities – Gas – 0.23%
Genesis Energy L.P. / Genesis Energy
Finance Corp. 5.75%, 02/15/2021	725,000	731,344
TOTAL CORPORATE BONDS
(Cost $35,525,588)		35,877,537

	Shares

PRIVATE PLACEMENTS – 0.18%

Finance – Services – 0.17%
RCS Capital Corp. (a)(g)	17,405	530,853

Utilities – Gas – 0.01%
Southcross Energy Partners, L.P. (a)(g)	63	42,525
Southcross Energy Partners, L.P. (a)(g)	63	—
		42,525
TOTAL PRIVATE PLACEMENTS
(Cost $132,799)		573,378

COMMON STOCKS – 0.07%

Forestry & Paper – 0.07%
Verso Corp. (a)	40,879	208,074
TOTAL COMMON STOCKS
(Cost $1,854,881)		208,074

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

		Fair
	Shares	Value

SHORT-TERM INVESTMENTS – 8.14%

Money Market Fund – 8.14%
Fidelity Government Portfolio –
Institutional Class, 0.91% (e)	25,821,991	$25,821,991
TOTAL SHORT-TERM INVESTMENTS
(Cost $25,821,991)		25,821,991
Total Investments (Cost $337,122,177) – 105.42%		334,356,101
Liabilities in Excess of Other Assets – (5.42%)		(17,180,291)
TOTAL NET ASSETS – 100.00%		$317,175,810

Percentages are stated as a percent of net assets.
PLC Public Limited Company
(a)	Non-Income producing security.
(b)	Variable rate securities, the coupon rate shown is the effective interest rate as of September 30, 2017.
(c)	U.S. traded security of a foreign issuer.
(d)	Rule 144a Security.
(e)	Rate shown is the 7-day yield as of September 30, 2017.
(f)	Security is in default.
(g)	Security valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees of Advisor Series Trust. Value determined using significant unobservable inputs.
(h)	Represents a step bond. The rate shown represents the rate as of September 30, 2017.
(i)
The Fund’s Advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.  As of September 30, 2017 the value of these investments was $17,621,243 or 5.56% of net assets.

(j)	Illiquid security, a security may be considered illiquid if it lacks a readily available market. As of September 30, 2017 the value of these investments was $24,822,454 or 7.83% of net assets.
(k)	Variable rate security. Final terms of the bank loan are not yet known, so reference index and spread information may not be presented.
(l)	All or a portion is posted as collateral for delayed settlement securities.
(m)	All or portion of the loan is unfunded.

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

PORTFOLIO ALLOCATION
September 30, 2017

TOP TEN HOLDINGS	% Net Assets
HCA, Inc. 6.50%, 02/15/2020	1.41%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
6.00%, 06/30/2021	1.16%
DISH DBS Corp. 6.75%, 06/01/2021	1.07%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC /
Reynolds Group Issuer Lu, 5.75%, 10/15/2020	1.04%
Ally Financial, Inc., 8.00%, 03/15/2020	1.04%
Sprint Communications, Inc., 7.00%, 08/15/2020	0.98%
Centene Corp. 5.625%, 02/15/2021	0.98%
Hughes Satellite Systems Corp. 7.625%, 06/15/2021	0.96%
Tenet Healthcare Corp., 6.00%, 10/01/2020	0.94%
Cablevision Systems Corp., 8.00%, 04/15/2020	0.93%

The portfolio’s holdings and allocations are subject to change, and exclude short term investments. The percentages are of total net assets as of September 30, 2017.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
September 30, 2017

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 87.00% (j)

Aerospace & Defense – 1.59%
Bombardier, Inc. 7.75%, 03/15/2020 (b)(c)(h)	$1,175,000	$1,255,781
KLX, Inc. 5.875%, 12/01/2022 (c)(h)	2,375,000	2,497,194
Orbital ATK, Inc. 5.25%, 10/01/2021	3,100,000	3,216,250
TransDigm, Inc. 5.50%, 10/15/2020	500,000	508,125
Triumph Group, Inc. 4.875%, 04/01/2021	1,040,000	1,030,120
		8,507,470

Automotive – 2.14%
American Axle & Manufacturing, Inc.
5.125%, 02/15/2019	550,000	550,848
7.75%, 11/15/2019	2,144,000	2,361,080
IHO Verwaltungs GmbH 4.125% Cash or
5.00% PIK, 09/15/2021 (b)(c)(h)	3,025,000	3,085,500
Penske Automotive Group, Inc.
5.75%, 10/01/2022	3,000,000	3,099,675
ZF North America Capital, Inc.
4.00%, 04/29/2020 (c)(h)	2,275,000	2,357,469
		11,454,572

Beverage & Food – 1.68%
B&G Foods, Inc. 4.625%, 06/01/2021	1,425,000	1,455,281
Darling Ingredients, Inc.
5.375%, 01/15/2022	1,400,000	1,455,125
Dean Foods Co. 6.90%, 10/15/2017	100,000	100,138
DS Services of America, Inc.
10.00%, 09/01/2021 (c)(h)	1,747,000	1,851,820
Post Holdings, Inc. 6.00%, 12/15/2022 (c)(h)	2,505,000	2,633,381
Yum! Brands, Inc. 6.25%, 03/15/2018	1,475,000	1,504,500
		9,000,245

Building & Construction – 2.58%
Calantlantic Group, Inc.
8.375%, 05/15/2018	4,100,000	4,274,250
Lennar Corp.
4.75%, 12/15/2017	1,100,000	1,102,750
6.95%, 06/01/2018	2,925,000	3,020,063
4.125%, 12/01/2018 (d)	950,000	967,974
M/I Homes, Inc. 6.75%, 01/15/2021	1,375,000	1,442,031

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 87.00% (j) – Continued

Building & Construction – 2.58% – Continued
Toll Brothers Finance Corp.
4.00%, 12/31/2018	$750,000	$764,063
6.75%, 11/01/2019	350,000	381,062
TRI Pointe Group, Inc. / TRI Pointe
Homes, Inc. 4.375%, 06/15/2019	1,800,000	1,847,250
		13,799,443

Building Materials – 1.95%
American Builders & Contractors
Supply Co, Inc. 5.625%, 04/15/2021 (c)(h)	1,995,000	2,049,862
Masonite International Corp.
5.625%, 03/15/2023 (b)(c)(h)	1,765,000	1,855,986
Ply Gem Industries, Inc. 6.50%, 02/01/2022	1,325,000	1,386,679
Standard Industries, Inc.
5.125%, 02/15/2021 (c)(h)	1,600,000	1,654,000
Summit Materials, LLC / Summit Materials
Finance Corp.
8.50%, 04/15/2022	1,935,000	2,186,550
6.125%, 07/15/2023	1,205,000	1,277,300
		10,410,377

Chemicals – 2.51%
Consolidated Energy Finance S.A.
6.75%, 10/15/2019 (b)(c)(h)	336,000	342,300
Huntsman International, LLC
4.875%, 11/15/2020	2,000,000	2,127,500
Platform Specialty Products Corp.
10.375%, 05/01/2021 (c)(h)	3,640,000	3,976,700
PQ Corp. 6.75%, 11/15/2022 (c)(h)	2,650,000	2,881,875
Tronox Finance, LLC 7.50%, 03/15/2022 (c)(h)	1,750,000	1,852,813
Univar USA, Inc. 6.75%, 07/15/2023 (c)(h)	2,152,000	2,264,980
		13,446,168

Consumer Products – 0.74%
Griffon Corp. 5.25%, 03/01/2022 (c)(i)	1,050,000	1,071,000
Prestige Brands, Inc.
5.375%, 12/15/2021 (c)(h)	2,775,000	2,868,656
		3,939,656

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 87.00% (j) – Continued

Environmental – 1.68%
Clean Harbors, Inc.
5.25%, 08/01/2020	$1,882,000	$1,910,230
5.125%, 06/01/2021	1,400,000	1,425,802
Covanta Holding Corp. 6.375%, 10/01/2022	985,000	1,014,550
GFL Environmental, Inc.
9.875%, 02/01/2021 (b)(c)(h)	2,900,000	3,111,352
5.625%, 05/01/2022 (b)(c)(h)	1,450,000	1,515,250
		8,977,184

Finance – Banking – 2.96%
Ally Financial, Inc.
6.25%, 12/01/2017	225,000	226,575
4.75%, 09/10/2018	1,325,000	1,357,595
3.50%, 01/27/2019	500,000	508,750
3.75%, 11/18/2019	250,000	256,125
8.00%, 03/15/2020	4,925,000	5,556,089
CIT Group, Inc.
5.50%, 02/15/2019 (c)(h)	1,119,000	1,172,152
5.375%, 05/15/2020	1,400,000	1,506,750
DAE Funding, LLC 4.00%, 08/01/2020 (c)(h)	3,000,000	3,067,500
Lincoln Finance, Ltd.
7.375%, 04/15/2021 (b)(c)(h)	2,050,000	2,165,313
		15,816,849

Finance – Insurance – 0.21%
HUB International, Ltd.
7.875%, 10/01/2021 (c)(h)	1,100,000	1,146,750

Finance – Services – 4.72%
Aircastle, Ltd.
4.625%, 12/15/2018 (b)	800,000	823,000
6.25%, 12/01/2019 (b)	3,700,000	4,000,625
7.625%, 04/15/2020 (b)	675,000	754,313
5.125%, 03/15/2021 (b)	400,000	427,500
International Lease Finance Corp.
7.125%, 09/01/2018 (c)(h)	225,000	235,638
6.25%, 05/15/2019	675,000	717,725

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 87.00% (j) – Continued

Finance – Services – 4.72% – Continued
Nationstar Mortgage, LLC /
Nationstar Capital Corp.
6.50%, 08/01/2018	$1,625,000	$1,631,094
7.875%, 10/01/2020	1,725,000	1,764,891
Navient Corp.
8.45%, 06/15/2018	1,000,000	1,044,500
5.50%, 01/15/2019	600,000	621,528
8.00%, 03/25/2020	875,000	966,875
6.50%, 06/15/2022	1,175,000	1,247,697
OneMain Financial Holdings, LLC
6.75%, 12/15/2019 (c)(h)	3,250,000	3,380,000
7.25%, 12/15/2021 (c)(h)	1,200,000	1,255,500
Springleaf Finance Corp.
6.90%, 12/15/2017	900,000	907,875
6.125%, 05/15/2022	475,000	504,236
Starwood Property Trust, Inc.
5.00%, 12/15/2021	4,140,000	4,331,475
VFH Parent, LLC / Orchestra Co-Issuer, Inc.
6.75%, 06/15/2022 (c)(h)	600,000	626,250
		25,240,722

Food & Drug Retailers – 0.89%
Rite Aid Corp.
9.25%, 03/15/2020	1,850,000	1,910,125
6.75%, 06/15/2021	2,750,000	2,859,175
		4,769,300

Forestry & Paper – 0.24%
Cascades, Inc. 5.50%, 07/15/2022 (b)(c)(h)	1,235,000	1,287,487

Gaming – 2.44%
Boyd Gaming Corp. 6.875%, 05/15/2023	1,200,000	1,287,756
Churchill Downs, Inc. 5.375%, 12/15/2021	3,480,000	3,606,150
GLP Capital L.P. / GLP Financing II, Inc.
4.375%, 11/01/2018	1,400,000	1,429,750
International Game Technology PLC
5.625%, 02/15/2020 (b)(c)(h)	428,000	454,215

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 87.00% (j) – Continued

Gaming – 2.44% – Continued
MGM Resorts International
8.625%, 02/01/2019	$3,750,000	$4,059,375
6.75%, 10/01/2020	1,780,000	1,966,900
Station Casinos, LLC 7.50%, 03/01/2021	250,000	260,000
		13,064,146

General Industrial Manufacturing – 1.74%
Anixter, Inc. 5.625%, 05/01/2019	2,500,000	2,634,375
CNH Industrial Capital, LLC
3.875%, 07/16/2018	750,000	760,312
EnPro Industries, Inc. 5.875%, 09/15/2022	2,185,000	2,291,519
Oshkosh Corp. 5.375%, 03/01/2022	1,750,000	1,822,188
WESCO Distribution, Inc.
5.375%, 12/15/2021	1,725,000	1,787,531
		9,295,925

Healthcare – 10.32%
Acadia Healthcare Co., Inc.
6.125%, 03/15/2021	1,325,000	1,370,977
Alere, Inc.
7.25%, 07/01/2018	1,780,000	1,784,895
6.50%, 06/15/2020	500,000	510,000
Centene Corp. 5.625%, 02/15/2021	5,035,000	5,249,994
DaVita HealthCare Partners, Inc.
5.75%, 08/15/2022	4,120,000	4,225,575
Eagle Holding Co. II, LLC 7.625% Cash or
8.375% PIK, 05/15/2022 (a)(c)(h)	1,550,000	1,612,000
Fresenius Medical Care US Finance II, Inc.
6.50%, 09/15/2018 (c)(h)	2,325,000	2,424,334
5.625%, 07/31/2019 (c)(h)	850,000	902,201
HCA, Inc.
4.25%, 10/15/2019	2,000,000	2,075,000
6.50%, 02/15/2020	6,900,000	7,529,625
6.25%, 02/15/2021	500,000	542,500
5.875%, 03/15/2022	1,000,000	1,110,000
Hologic, Inc. 5.25%, 07/15/2022 (c)(h)	825,000	869,344

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 87.00% (j) – Continued

Healthcare – 10.32% – Continued
Mallinckrodt International Finance S.A.
3.50%, 04/15/2018 (b)	$1,025,000	$1,028,844
4.875%, 04/15/2020 (b)(c)(h)	3,900,000	3,900,000
Molina Healthcare, Inc.
5.375%, 11/15/2022 (d)	1,225,000	1,268,610
MPT Operating Partnership L.P. / MPT
Finance Corp. 6.375%, 02/15/2022	1,550,000	1,600,685
Sabra Health Care L.P. / Sabra
Capital Corp. 5.50%, 02/01/2021	1,500,000	1,543,298
Service Corp. International
7.625%, 10/01/2018	1,065,000	1,128,900
Sterigenics-Nordion Topco, LLC 8.125%
Cash or 9.00% PIK, 11/01/2021 (c)(h)	1,025,000	1,048,063
Tenet Healthcare Corp.
6.00%, 10/01/2020	4,725,000	5,047,292
7.50%, 01/01/2022 (c)(h)	1,300,000	1,379,625
8.125%, 04/01/2022	1,190,000	1,213,800
Universal Health Services, Inc.
3.75%, 08/01/2019 (c)(h)	2,500,000	2,565,625
Universal Hospital Services, Inc.
7.625%, 08/15/2020	1,240,000	1,261,700
Valeant Pharmaceuticals International, Inc.
7.00%, 10/01/2020 (b)(c)(h)	2,000,000	2,017,500
		55,210,387

Hotels – 0.40%
RHP Hotel Properties L.P. / RHP Finance
Corp. 5.00%, 04/15/2021	2,100,000	2,157,750

Leisure & Entertainment – 0.41%
NCL Corp., Ltd. 4.75%, 12/15/2021 (b)(c)(h)	875,000	910,000
Regal Entertainment Group
5.75%, 03/15/2022	1,250,000	1,293,750
		2,203,750
The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 87.00% (j) – Continued

Media – Broadcast – 3.39%
Nexstar Broadcasting, Inc.
6.125%, 02/15/2022 (c)(h)	$2,350,000	$2,461,625
Sinclair Television Group, Inc.
5.375%, 04/01/2021	1,925,000	1,977,937
6.125%, 10/01/2022	750,000	775,313
TEGNA, Inc.
5.125%, 10/15/2019	1,650,000	1,676,812
5.125%, 07/15/2020	4,530,000	4,654,575
Tribune Media Co. 5.875%, 07/15/2022	2,400,000	2,508,000
Univision Communications, Inc.
6.75%, 09/15/2022 (c)(h)	3,950,000	4,107,329
		18,161,591

Media – Cable – 8.54%
Cable One, Inc. 5.75%, 06/15/2022 (c)(h)	1,075,000	1,126,062
Cablevision Systems Corp.
7.75%, 04/15/2018	2,775,000	2,854,781
8.00%, 04/15/2020	4,485,000	4,983,956
CCO Holdings, LLC / CCO Holdings
Capital Corp. 5.25%, 09/30/2022	4,700,000	4,852,750
Cequel Communications Holdings I, LLC /
Cequel Capital Corp.
6.375%, 09/15/2020 (c)(h)	3,181,000	3,256,549
5.125%, 12/15/2021 (c)(h)	2,490,000	2,546,025
CSC Holdings, LLC
7.625%, 07/15/2018	800,000	832,400
6.75%, 11/15/2021	500,000	553,750
10.125%, 01/15/2023 (c)(h)	1,750,000	2,023,437
DISH DBS Corp.
4.25%, 04/01/2018	950,000	959,500
7.875%, 09/01/2019	3,550,000	3,887,250
5.125%, 05/01/2020	425,000	446,654
6.75%, 06/01/2021	5,200,000	5,733,000
GCI, Inc. 6.75%, 06/01/2021	2,350,000	2,411,688
Mediacom Broadband, LLC / Mediacom
Broadband Corp. 5.50%, 04/15/2021	2,547,000	2,607,491

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 87.00% (j) – Continued

Media – Cable – 8.54% – Continued
Midcontinent Communications /
Midcontinent Finance Corp.
6.875%, 08/15/2023 (c)(h)	$1,895,000	$2,051,338
Netflix, Inc. 5.375%, 02/01/2021	1,500,000	1,616,250
WaveDivision Escrow, LLC / WaveDivision
Escrow Corp. 8.125%, 09/01/2020 (c)(h)	2,911,000	2,991,053
		45,733,934

Media Diversified & Services – 1.80%
Clear Channel Worldwide Holdings, Inc.
7.625%, 03/15/2020	800,000	793,000
Lamar Media Corp. 5.875%, 02/01/2022	1,250,000	1,290,625
Match Group, Inc. 6.75%, 12/15/2022	2,200,000	2,279,750
Nielsen Finance, LLC / Nielsen Finance Co.
4.50%, 10/01/2020	600,000	608,250
5.50%, 10/01/2021 (b)(c)(h)	4,550,000	4,686,500
		9,658,125

Metals & Mining Excluding Steel – 2.50%
Anglo American Capital PLC
9.375%, 04/08/2019 (b)(c)(h)	1,775,000	1,966,292
Constellium N.V.
7.875%, 04/01/2021 (b)(c)(h)	2,325,000	2,473,219
FMG Resources Pty, Ltd.
9.75%, 03/01/2022 (b)(c)(h)	3,025,000	3,409,175
4.75%, 05/15/2022 (b)(c)(h)	1,550,000	1,575,187
Freeport-McMoRan, Inc.
2.375%, 03/15/2018	1,200,000	1,203,000
6.50%, 11/15/2020	1,150,000	1,177,887
6.75%, 02/01/2022	1,525,000	1,597,438
		13,402,198

Non-Food & Drug Retailers – 2.16%
Dollar Tree, Inc.
5.25%, 03/01/2020	800,000	823,200
5.75%, 03/01/2023	2,400,000	2,544,000
L Brands, Inc. 8.50%, 06/15/2019	1,000,000	1,103,750

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 87.00% (j) – Continued

Non-Food & Drug Retailers – 2.16% – Continued
Michaels Stores, Inc.
5.875%, 12/15/2020 (c)(h)	$3,665,000	$3,752,044
QVC, Inc. 3.125%, 04/01/2019	2,085,000	2,107,011
William Carter Co. 5.25%, 08/15/2021	1,175,000	1,211,719
		11,541,724

Oil & Gas – 0.83%
Range Resources Corp.
5.75%, 06/01/2021 (c)(h)	1,650,000	1,724,250
Rowan Cos., Inc. 7.875%, 08/01/2019	590,000	643,100
Whiting Petroleum Corp.
5.00%, 03/15/2019	2,050,000	2,060,865
		4,428,215

Packaging – 4.41%
Ardagh Packaging Finance PLC /
Ardagh Holdings USA, Inc.
6.00%, 06/30/2021 (b)(c)(h)	6,040,000	6,228,750
Ball Corp. 4.375%, 12/15/2020	350,000	368,812
Berry Global, Inc. 6.00%, 10/15/2022	472,000	502,680
Greif, Inc. 7.75%, 08/01/2019	1,825,000	1,998,375
Owens-Brockway Glass Container, Inc.
5.00%, 01/15/2022 (c)(h)	1,240,000	1,317,500
Reynolds Group Issuer, Inc. / Reynolds Group
Issuer, LLC / Reynolds Group Issuer Lu
5.75%, 10/15/2020	5,475,000	5,577,930
6.875%, 02/15/2021 (d)	1,231,457	1,263,783
4.804% (3 Month USD LIBOR + 3.50%),
07/15/2021 (a)(c)(h)	650,000	664,625
Signode Industrial Group Lux S.A.
6.375%, 05/01/2022 (c)(h)	2,750,000	2,866,875
Silgan Holdings, Inc.
5.00%, 04/01/2020	462,000	469,508
5.50%, 02/01/2022	2,250,000	2,317,500
		23,576,338

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 87.00% (j) – Continued

Real Estate Development & Management – 0.32%
Realogy Group, LLC /
Realogy Co-Issuer Corp.
4.50%, 04/15/2019 (c)(h)	$1,300,000	$1,339,000
5.25%, 12/01/2021 (c)(h)	380,000	396,150
		1,735,150
Reits – 0.19%
VEREIT Operating Partnership L.P.
3.00%, 02/06/2019	1,000,000	1,009,276

Restaurants – 0.30%
1011778 B.C. Unlimited Liability Co. /
New Red Finance, Inc.
6.00%, 04/01/2022 (b)(c)(h)	294,000	303,445
Brinker International, Inc.
2.60%, 05/15/2018	1,300,000	1,300,000
		1,603,445
Steel Producers & Products – 0.80%
BlueScope Steel Finance, Ltd. /
BlueScope Steel Finance USA, LLC
6.50%, 05/15/2021 (b)(c)(h)	2,025,000	2,125,845
Steel Dynamics, Inc.
5.125%, 10/01/2021	255,000	262,969
6.375%, 08/15/2022	1,850,000	1,910,772
		4,299,586
Support – Services – 2.67%
AECOM 5.75%, 10/15/2022	1,125,000	1,183,218
Alliance Data Systems Corp.
5.25%, 12/01/2017 (c)(h)	1,343,000	1,352,737
6.375%, 04/01/2020 (c)(h)	2,350,000	2,388,187
5.875%, 11/01/2021 (c)(h)	1,250,000	1,303,125
CoreCivic, Inc. 4.125%, 04/01/2020	1,250,000	1,287,500
FTI Consulting, Inc. 6.00%, 11/15/2022	2,275,000	2,357,469
GEO Group, Inc. 5.875%, 01/15/2022	1,825,000	1,900,281
Hertz Corp. 7.625%, 06/01/2022 (c)(h)	1,145,000	1,183,644
Iron Mountain, Inc. 4.375%, 06/01/2021 (c)(h)	900,000	933,111

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 87.00% (j) – Continued

Support – Services – 2.67% – Continued
United Rentals North America, Inc.
7.625%, 04/15/2022	$375,000	$390,769
		14,280,041
Technology – 4.09%
CDK Global, Inc. 3.30%, 10/15/2019 (d)	2,675,000	2,758,594
CommScope, Inc. 5.00%, 06/15/2021 (c)(h)	2,000,000	2,057,500
Dell International, LLC / EMC Corp.
5.875%, 06/15/2021 (c)(h)	2,280,000	2,389,258
4.42%, 06/15/2021 (c)(h)	500,000	525,396
EMC Corp. 2.65%, 06/01/2020	1,645,000	1,629,341
First Data Corp. 5.375%, 08/15/2023 (c)(h)	1,300,000	1,363,050
Infor US, Inc. 5.75%, 08/15/2020 (c)(h)	1,925,000	1,982,750
Micron Technology, Inc.
7.50%, 09/15/2023	2,240,000	2,494,800
Microsemi Corp. 9.125%, 04/15/2023 (c)(h)	2,005,000	2,298,231
NCR Corp.
4.625%, 02/15/2021	950,000	969,000
5.875%, 12/15/2021	1,325,000	1,374,025
Nuance Communications, Inc.
5.375%, 08/15/2020 (c)(h)	255,000	259,972
NXP B.V. / NXP Funding, LLC
3.75%, 06/01/2018 (b)(c)(h)	728,000	737,100
4.125%, 06/01/2021 (b)(c)(h)	1,000,000	1,048,750
		21,887,767
Telecommunications – Satellites – 1.92%
Hughes Satellite Systems Corp.
6.50%, 06/15/2019	1,723,000	1,839,303
7.625%, 06/15/2021	4,500,000	5,126,715
ViaSat, Inc. 6.875%, 06/15/2020	3,275,000	3,335,014
		10,301,032
Telecommunications – Wireline/Wireless – 7.77%
Altice Financing SA 6.50%,
01/15/2022 (b)(c)(h)	1,000,000	1,042,500
Altice Luxembourg SA
7.75%, 05/15/2022 (b)(c)(h)	3,400,000	3,612,500

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 87.00% (j) – Continued

Telecommunications – Wireline/Wireless – 7.77% – Continued
CenturyLink, Inc. 5.625%, 04/01/2020	$2,425,000	$2,539,460
Equinix, Inc. 5.375%, 04/01/2023	2,450,000	2,562,210
Frontier Communications Corp.
8.125%, 10/01/2018	375,000	379,687
7.125%, 03/15/2019	1,100,000	1,091,750
Level 3 Communications, Inc.
5.75%, 12/01/2022	2,600,000	2,678,000
Level 3 Financing, Inc. 6.125%, 01/15/2021	2,100,000	2,152,185
SBA Communications Corp.
4.00%, 10/01/2022 (c)(i)	1,650,000	1,666,500
SFR Group S.A. 6.00%, 05/15/2022 (b)(c)(h)	1,950,000	2,040,187
SoftBank Group Corp.
4.50%, 04/15/2020 (b)(c)(h)	1,400,000	1,447,838
Sprint Communications, Inc.
9.00%, 11/15/2018 (c)(h)	700,000	752,794
6.90%, 05/01/2019	2,085,000	2,228,344
7.00%, 08/15/2020	4,800,000	5,256,576
Sprint Corp. 7.25%, 09/15/2021	1,200,000	1,336,500
T-Mobile USA, Inc. 6.125%, 01/15/2022	3,675,000	3,831,188
Wind Acquisition Finance S.A.
6.50%, 04/30/2020 (b)(c)(h)	2,650,000	2,746,381
4.75%, 07/15/2020 (b)(c)(h)	850,000	861,424
7.375%, 04/23/2021 (b)(c)(h)	2,000,000	2,081,250
Zayo Group LLC / Zayo Capital, Inc.
6.00%, 04/01/2023	1,225,000	1,300,031
		41,607,305
Transportation Excluding Air & Rail – 0.56%
XPO Logistics, Inc. 6.50%, 06/15/2022 (c)(h)	2,820,000	2,971,575

Utilities – Electric – 1.21%
AES Corp.
8.00%, 06/01/2020	451,000	519,778
7.375%, 07/01/2021	444,000	509,534
Calpine Corp. 6.00%, 01/15/2022 (c)(h)	2,300,000	2,389,125

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

CORPORATE BONDS – 87.00% (j) – Continued

Utilities – Electric – 1.21% – Continued
NRG Energy, Inc.
7.625%, 01/15/2018	$288,000	$293,112
7.875%, 05/15/2021	1,987,000	2,044,623
6.25%, 07/15/2022	690,000	727,950
		6,484,122
Utilities – Gas – 4.34%
Andeavor Logistics L.P. / Tesoro
Logistics Finance Corp.
5.50%, 10/15/2019	3,425,000	3,621,938
5.875%, 10/01/2020	291,000	296,820
6.125%, 10/15/2021	775,000	800,187
Genesis Energy L.P. / Genesis Energy
Finance Corp. 5.75%, 02/15/2021	2,525,000	2,547,094
NGL Energy Partners L.P. / NGL Energy
Finance Corp. 5.125%, 07/15/2019	3,575,000	3,583,937
NGPL PipeCo, LLC 4.375%, 08/15/2022 (c)(h)	2,390,000	2,485,600
NuStar Logistics, L.P.
7.65%, 04/15/2018 (d)	3,850,000	3,975,125
4.80%, 09/01/2020	300,000	312,750
Rockies Express Pipeline, LLC
6.85%, 07/15/2018 (c)(h)	1,885,000	1,955,687
6.00%, 01/15/2019 (c)(h)	1,950,000	2,028,000
Sunoco L.P. / Sunoco Finance Corp.
5.50%, 08/01/2020	1,100,000	1,134,375
6.25%, 04/15/2021	450,000	472,658
		23,214,171
TOTAL CORPORATE BONDS
(Cost $461,233,934)		465,623,776

BANK LOANS – 9.56%

Aerospace & Defense – 0.34%
TransDigm, Inc. 4.256% (1-3 Month
USD LIBOR + 3.00%), 08/22/2024 (a)	1,832,884	1,838,044

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 9.56% – Continued

Beverage & Food – 0.13%
Allflex Holdings III, Inc. 4.706% (6 Month
USD LIBOR + 3.25%), 07/17/2020 (a)	$680,506	$685,610

Building Materials – 0.24%
Quikrete Holdings, Inc. 3.985% (1 Month
USD LIBOR + 2.75%), 11/15/2023 (a)	1,293,484	1,294,952

Chemicals – 0.24%
Nexeo Solutions, LLC 5.07% (3 Month
USD LIBOR + 3.75%), 06/09/2023 (a)	888,784	896,187
Orion Engineered Carbons GmbH
3.833% (3 Month USD LIBOR + 2.50%),
07/25/2021 (a)	406,086	408,522
		1,304,709
Consumer Products – 0.67%
Alphabet Holding Co., Inc. 4.833% (3 Month
USD LIBOR + 3.50%), 08/15/2024 (a)(i)	2,500,000	2,474,475
KIK Custom Products, Inc. 5.737% (1 Month
USD LIBOR + 4.50%), 08/26/2022 (a)	1,080,045	1,092,535
		3,567,010
Environmental – 0.20%
Granite Acquisition, Inc.
5.29% (3 Month USD LIBOR + 4.00%),
12/17/2021 (a)	1,050,806	1,059,853
5.333% (3 Month USD LIBOR + 4.00%),
12/17/2021 (a)	26,107	26,332
		1,086,185
Finance – Insurance – 1.24%
Acrisure, LLC 6.272% (2 Month
USD LIBOR + 5.00%), 11/22/2023 (a)	2,587,000	2,622,571
HUB International, Ltd. 4.312% (3 Month
USD LIBOR + 3.00%), 10/02/2020 (a)	1,726,506	1,739,921
USI, Inc./NY 4.314% (3 Month
USD LIBOR + 3.00%), 05/16/2024 (a)	2,300,000	2,296,171
		6,658,663

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 9.56% – Continued

Finance – Services – 0.45%
VFH Parent Bridge / Orchestra Borrower,
LLC / Orchestra Co-Issuer, Inc.
8.67% (3 Month USD LIBOR + 7.50%),
05/31/2024 (a)(f)(i)	$2,380,000	$2,380,000

Gaming – 0.77%
Amaya B.V. 4.833% (3 Month
USD LIBOR + 3.50%), 08/01/2021 (a)	2,276,752	2,286,952
Station Casinos, LLC 3.74% (1 Month
USD LIBOR + 2.50%), 06/08/2023 (a)	1,822,478	1,826,305
		4,113,257
General Industrial Manufacturing – 0.20%
EWT Holdings III Corp. 5.083% (3 Month
USD LIBOR + 3.75%), 01/15/2021 (a)	1,031,092	1,045,914

Healthcare – 0.84%
Air Medical Group Holdings, Inc.
5.237% (1 Month USD LIBOR + 4.00%),
04/28/2022 (a)	2,743,070	2,744,441
4.485% (1 Month USD LIBOR + 3.25%),
04/28/2022 (a)	738,665	734,418
Pharmaceutical Product Development, LLC
4.036% (1-3 Month USD LIBOR + 2.75%),
08/18/2022 (a)	987,406	993,473
		4,472,332
Leisure & Entertainment – 0.35%
Delta 2 Lux S.a.r.l 4.235% (1 Month
USD LIBOR + 3.00%), 02/01/2024 (a)	1,850,000	1,863,644

Media – Broadcast – 0.22%
Univision Communications, Inc.
3.985% (1 Month USD LIBOR + 2.75%),
03/15/2024 (a)	1,193,546	1,184,451

Media – Cable – 0.50%
Atlantic Broadband 3.674% (3 Month
USD LIBOR + 2.375%), 08/11/2024 (a)(i)	850,000	846,013

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 9.56% – Continued

Media – Cable – 0.50% – Continued
WideOpenWest Finance, LLC / WideOpenWest
Capital Corp. 4.484% (1 Month
USD LIBOR + 3.25%), 08/19/2023 (a)	$1,817,730	$1,817,448
		2,663,461
Media Diversified & Services – 0.21%
Ancestry.com Operations, Inc.
4.49% (1 Month USD LIBOR + 3.25%),
10/19/2023 (a)	1,108,800	1,118,158

Packaging – 0.33%
Industrial Container Services
5.32% (3 Month USD LIBOR + 4.00%),
04/28/2024 (a)	1,185,882	1,194,776
5.32% (3 Month USD LIBOR + 4.00%),
04/28/2024 (a) (g)	214,118	215,724
Signode Industrial Group Lux S.A.
4.03% (1-3 Month USD LIBOR + 2.75%),
05/01/2021 (a)	348,495	350,309
		1,760,809
Support – Services – 1.56%
Asurion, LLC
3.985% (1 Month USD LIBOR + 2.75%),
08/04/2022 (a)	544,937	547,185
4.235% (1 Month USD LIBOR + 3.00%),
11/03/2023 (a)	193,914	195,004
Camelot Finance L.P. 4.735% (1 Month
USD LIBOR + 3.50%), 10/03/2023 (a)	962,737	967,849
Coinmach Services 5.014% (2 Month
USD LIBOR + 3.75%), 11/14/2022 (a)	1,583,949	1,593,057
Garda World Security Corp. 5.311%
(Prime – 3 Month USD LIBOR + 4.00%),
05/03/2024 (a)	640,742	648,084
Information Resources, Inc. 5.487% (1 Month
USD LIBOR + 4.25%), 01/18/2024 (a)	1,194,000	1,207,433

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2017

	Principal	Fair
	Amount	Value

BANK LOANS – 9.56% – Continued

Support – Services – 1.56% – Continued
MoneyGram International, Inc.
4.583% (3 Month USD LIBOR + 3.25%),
03/28/2020 (a)	$525,594	$525,431
Tempo Acquisition, LLC 4.235% (1 Month
USD LIBOR + 3.00%), 05/01/2024 (a)	1,695,750	1,698,582
Trans Union, LLC 3.235% (1 Month
USD LIBOR + 2.00%), 04/09/2023 (a)	987,264	986,647
		8,369,272
Technology – 0.86%
Micro Focus 3.811% (3 Month
USD LIBOR + 2.50%), 11/20/2021 (a)	2,600,000	2,601,625
Misys 4.817% (3 Month
USD LIBOR + 3.50%), 06/16/2024 (a)	1,000,000	1,005,575
Rackspace Hosting, Inc. 4.311% (3 Month
USD LIBOR + 3.00%), 11/03/2023 (a)	995,006	995,131
		4,602,331
Telecommunications – Wireline/Wireless – 0.21%
Lightower Fiber Networks 4.485% (1 Month
USD LIBOR + 3.25%), 04/13/2020 (a)	143,625	144,104
SFR Group S.A. 4.561% (3 Month
USD LIBOR + 3.25%), 01/31/2025 (a)	992,500	996,430
		1,140,534
TOTAL BANK LOANS
(Cost $50,767,908)		51,149,336

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
September 30, 2017

		Fair
	Shares	Value

SHORT-TERM INVESTMENTS – 3.16%

Money Market Fund – 3.16%
Fidelity Government Portfolio –
Institutional Class, 0.91% (e)	16,927,168	$16,927,168
TOTAL SHORT-TERM INVESTMENTS
(Cost $16,927,168)		16,927,168
Total Investments (Cost $528,929,010) – 99.72%		533,700,280
Other Assets in Excess of Liabilities – 0.28%		1,515,443
TOTAL NET ASSETS – 100.00%		$535,215,723

Percentages are stated as a percent of net assets.
PLC Public Limited Company
REIT Real Estate Investment Trust
(a)	Variable rate securities, the coupon rate shown is the effective interest rate as of September 30, 2017.
(b)	U.S. traded security of a foreign issuer.
(c)	Rule 144a Security.
(d)	Represents a step bond. The rate shown represents the rate as of September 30, 2017.
(e)	Rate shown is the 7-day yield as of September 30, 2017.
(f)	Security valued at fair value using methods determined in good faith by or at the direction of the Board of Trustees of Advisor Series Trust. Value determined using significant unobservable inputs.
(g)	All or portion of the loan is unfunded.
(h)
The Fund’s Advisor has deemed these securities to be liquid based upon procedures approved by the Board of Trustees.  As of September 30, 2017 the value of these investments was $172,104,363 or 32.16% of net assets.

(i)	Illiquid security, a security may be considered illiquid if it lacks a readily available market. As of September 30, 2017 the value of these investments was $8,437,988 or 1.58% of net assets.
(j)	All or a portion is posted as collateral for delayed settlement securities.

The accompanying notes are an integral part of these financial statements.

SHENKMAN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2017

	Shenkman	Shenkman
	Floating	Short
	Rate High	Duration High
	Income Fund	Income Fund
ASSETS:
Investments, at value (cost $337,122,177
and $528,929,010)	$334,356,101	$533,700,280
Cash	3,288,406	765,405
Receivables
Securities sold	2,273,474	—
Interest	1,043,308	7,917,814
Fund shares sold	1,529,300	2,973,066
Prepaid expenses and other assets	13,033	37,202
Total Assets	342,503,622	545,393,767
LIABILITIES:
Payables
Securities purchased	25,028,202	8,870,397
Fund shares redeemed	3,726	515,122
Distributions	95,281	398,075
Advisory fees	86,391	208,704
Administration and accounting expenses	72,462	77,736
Audit	21,700	26,200
Printing and mailing	6,681	6,925
Transfer agent fees and expenses	6,469	15,639
Custody fees	2,207	4,678
Legal	1,952	1,950
Compliance fees	1,500	1,500
Trustee fees and expenses	598	371
Shareholder servicing fees	56	13,046
Distribution fees	—	36,940
Other accrued expenses and other liabilities	587	761
Total Liabilities	25,327,812	10,178,044
NET ASSETS	$317,175,810	$535,215,723
NET ASSETS CONSIST OF:
Capital stock	$323,789,587	$532,090,896
Accumulated net investment income	433,592	113,708
Accumulated net realized loss on investments	(4,281,293)	(1,760,151)
Unrealized net appreciation/(depreciation)
on investments	(2,766,076)	4,771,270
Total Net Assets	$317,175,810	$535,215,723

The accompanying notes are an integral part of these financial statements.

SHENKMAN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES – Continued
September 30, 2017

	Shenkman	Shenkman
	Floating	Short
	Rate High	Duration High
	Income Fund	Income Fund
NET ASSETS
Class A:
Net assets applicable to outstanding
Class A shares	$—	$12,341,337
Shares issued and outstanding	—	1,225,862
Net asset value, redemption price per share	$—	$10.07
Maximum offering price per share
(net asset value divided by 97.00%)	$—	$10.38
Class C:
Net assets applicable to outstanding
Class C shares	$—	$11,537,719
Shares issued and outstanding	—	1,149,640
Net asset value, offering price
and redemption price per share	$—	$10.04
Class F:
Net assets applicable to outstanding
Class F shares	$687,509	$139,323,881
Shares issued and outstanding	70,580	13,874,757
Net asset value, offering price
and redemption price per share	$9.74	$10.04
Institutional Class:
Net assets applicable to outstanding
Institutional Class shares	$316,488,301	$372,012,786
Shares issued and outstanding	32,476,687	37,017,000
Net asset value, offering price
and redemption price per share	$9.75	$10.05
The accompanying notes are an integral part of these financial statements.

SHENKMAN FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2017

	Shenkman	Shenkman
	Floating	Short
	Rate High	Duration High
	Income Fund	Income Fund
INVESTMENT INCOME:
Interest income	$13,037,545	$14,917,070
Consent and term loan fee income	304,511	115,779
Total investment income	13,342,056	15,032,849
EXPENSES:
Investment advisory fees (Note 4)	1,449,121	2,192,278
Administration and accounting fees (Note 4)	417,375	424,794
Federal and state registration fees	31,336	80,805
Transfer agent fees and expenses (Note 4)	31,061	95,494
Audit fees	21,700	26,200
Custody fees (Note 4)	17,272	24,903
Trustees’ fees and expenses	15,114	13,838
Other expenses	12,642	16,840
Reports to Shareholders	9,065	13,916
Chief Compliance Officer fees and expenses (Note 4)	9,000	9,000
Insurance expense	5,332	5,505
Legal fees	5,155	3,852
Service fees – Class A (Note 6)	—	5,409
Service fees – Class C (Note 6)	—	3,813
Service fees – Class F (Note 6)	110	87,857
Distribution fees – Class A (Note 5)	—	26,500
Distribution fees – Class C (Note 5)	—	115,271
Total expenses before
reimbursement from Advisor	2,024,283	3,146,275
Expense reimbursement from Advisor (Note 4)	(459,123)	(316,790)
Net expenses	1,565,160	2,829,485
NET INVESTMENT INCOME	11,776,896	12,203,364
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	1,754,181	1,037,682
Change in unrealized appreciation/
(depreciation) on investments	(563,795)	2,594,669
Net realized and unrealized
gain on investments	1,190,386	3,632,351
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$12,967,282	$15,835,715

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2017	2016
OPERATIONS:
Net investment income	$11,776,896	$11,643,878
Net realized gain/(loss) on investments	1,754,181	(5,978,402)
Change in unrealized appreciation/
(depreciation) on securities	(563,795)	5,798,592
Net increase in net assets resulting from operations	12,967,282	11,464,068
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class F	(5,780)	—
Institutional Class	(11,601,915)	(11,427,094)
Total distributions	(11,607,695)	(11,427,094)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class F	683,499	N/A
Institutional Class	58,745,715	10,650,218
Proceeds from shares issued to
holders in reinvestment of dividends:
Class F	5,780	N/A
Institutional Class	10,768,321	11,396,002
Cost of shares redeemed:
Class F	—	N/A
Institutional Class	(19,765,917)	(39,295,337)
Net increase/(decrease) in net assets
derived from capital share transactions	50,437,398	(17,249,117)
TOTAL INCREASE/(DECREASE) IN NET ASSETS	51,796,985	(17,212,143)
NET ASSETS:
Beginning of year	265,378,825	282,590,968
End of year	$317,175,810	$265,378,825
Accumulated net investment
income, end of year	$433,592	$264,391
CHANGES IN SHARES OUTSTANDING:
Shares sold:
Class F	69,987	N/A
Institutional Class	6,008,147	1,110,354
Shares issued to holders as reinvestment of dividends:
Class F	593	N/A
Institutional Class	1,103,042	1,199,019
Shares redeemed:
Class F	—	N/A
Institutional Class	(2,025,267)	(4,130,373)
Net decrease in shares outstanding	5,156,502	(1,821,000)

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2017	2016
OPERATIONS:
Net investment income	$12,203,364	$4,888,119
Net realized gain/(loss) on investments	1,037,682	(2,236,158)
Change in unrealized appreciation
on securities	2,594,669	4,255,786
Net increase in net assets
resulting from operations	15,835,715	6,907,747
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(290,940)	(190,547)
Class C	(226,796)	(180,123)
Class F	(3,025,799)	(1,543,872)
Institutional Class	(8,568,054)	(2,955,068)
Total distributions	(12,111,589)	(4,869,610)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class A	6,906,170	5,611,070
Class C	4,167,452	5,351,045
Class F	116,665,116	60,992,303
Institutional Class	281,729,316	128,109,876
Proceeds from shares issued to
holders in reinvestment of dividends:
Class A	184,434	118,973
Class C	110,060	98,319
Class F	1,510,727	971,237
Institutional Class	6,800,582	2,665,908
Cost of shares redeemed:
Class A	(3,572,472)	(1,930,074)
Class C	(3,760,911)	(758,708)
Class F	(48,809,438)	(29,555,394)
Institutional Class	(67,962,267)	(47,686,820)

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	Year Ended	Year Ended
	September 30,	September 30,
	2017	2016
CAPITAL SHARE TRANSACTIONS – Continued:
Redemption fees retained:
Class A	$671	$494
Class C	—	1
Class F	4	104
Institutional Class	2,034	150
Net increase in net assets derived from
capital share transactions	293,971,478	123,988,484
TOTAL INCREASE IN NET ASSETS	297,695,604	126,026,621
NET ASSETS:
Beginning of year	237,520,119	111,493,498
End of year	$535,215,723	$237,520,119
Accumulated net investment
income, end of year	$113,708	$28,307
CHANGES IN SHARES OUTSTANDING:
Shares sold:
Class A	688,574	568,723
Class C	417,295	542,833
Class F	11,671,739	6,200,032
Institutional Class	28,172,107	12,979,423
Shares issued to holders as
reinvestment of dividends:
Class A	18,395	12,043
Class C	11,018	9,979
Class F	151,138	98,465
Institutional Class	679,559	269,922
Shares redeemed:
Class A	(356,255)	(195,557)
Class C	(376,159)	(77,117)
Class F	(4,887,353)	(2,993,990)
Institutional Class	(6,781,671)	(4,831,829)
Net increase in shares outstanding	29,408,387	12,582,927

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

Class F
	For the Period
	March 1, 2017*
	through
	September 30,
	2017
PER SHARE DATA:
Net asset value, beginning of period	$9.82

Income from investment operations:
Net investment income	0.22
Net realized and unrealized loss on securities	(0.08)
Total from investment operations	0.14

Less distributions:
Dividends from net investment income	(0.22)
Total distributions	(0.22)

Net asset value, end of period	$9.74

TOTAL RETURN	1.46	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$688
Ratio of expenses to average net assets:
Before advisory fee waiver	0.81	%‡
After advisory fee waiver	0.64	%‡
Ratio of net investment income to average net assets:
Before advisory fee waiver	3.81	%‡
After advisory fee waiver	3.98	%‡
Portfolio turnover rate	74	%†

*	Commencement of operations.
†	Not Annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN FLOATING RATE HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Institutional Class
			October 15,
	Year Ended September 30,		2014*
			through
			September 30,
	2017	2016	2015
PER SHARE DATA:
Net asset value,
beginning of period	$9.69	$9.67	$10.00

Income from
investment operations:
Net investment income	0.39	0.42	0.41
Net realized and unrealized
gain/(loss) on securities	0.06	0.01	(0.34)
Total from
investment operations	0.45	0.43	0.07

Less distributions:
Dividends from net
investment income	(0.39)	(0.41)	(0.40)
Total distributions	(0.39)	(0.41)	(0.40)

Net asset value, end of period	$9.75	$9.69	$9.67

TOTAL RETURN	4.73%	4.63%	0.66	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (thousands)	$316,488	$265,379	$282,591
Ratio of expenses
to average net assets:
Before advisory fee waiver	0.70%	0.71%	0.72	%‡
After advisory fee waiver	0.54%	0.54%	0.54	%‡
Ratio of net investment income
to average net assets:
Before advisory fee waiver	3.90%	4.20%	4.26	%‡
After advisory fee waiver	4.06%	4.37%	4.44	%‡
Portfolio turnover rate	74%	60%	70	%†

*	Commencement of operations.
†	Not Annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class A
					October 31,
					2012*
					through
	Year Ended September 30,				September 30,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value,
beginning of period	$9.98	$9.91	$10.10	$10.12	$10.00

Income from
investment operations:
Net investment income	0.28	0.29	0.27	0.30	0.25
Net realized and
unrealized gain/(loss)
on securities	0.08	0.06	(0.14)	(0.01)	0.13
Total from investment
operations	0.36	0.35	0.13	0.29	0.38

Less distributions:
Dividends from net
investment income	(0.27)	(0.28)	(0.30)	(0.30)	(0.26)
from net realized gains	—	—	(0.02)	(0.01)	—
Total distributions	(0.27)	(0.28)	(0.32)	(0.31)	(0.26)

Net asset value,
end of period	$10.07	$9.98	$9.91	$10.10	$10.12

TOTAL RETURN	3.65%	3.61%	1.25%	2.92%	3.79	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (thousands)	$12,341	$8,730	$4,853	$658	$72
Ratio of expenses
to average net assets:
Before advisory fee waiver	1.03%	1.24%	1.36%	1.73%	2.34	%‡
After advisory fee waiver	0.95%	0.98%	1.00%	1.00%	1.00	%‡
Ratio of net investment income
to average net assets:
Before advisory fee waiver	2.73%	2.69%	2.63%	1.84%	1.56	%‡
After advisory fee waiver	2.81%	2.95%	2.99%	2.56%	2.90	%‡
Portfolio turnover rate	65%	53%	57%	57%	78	%†

*	Commencement of operations.
†	Not Annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class C
				January 28,
				2014*
				through
	Year Ended September 30,			September 30,
	2017	2016	2015	2014
PER SHARE DATA:
Net asset value,
beginning of period	$9.94	$9.88	$10.08	$10.23

Income from
investment operations:
Net investment income	0.21	0.22	0.22	0.18
Net realized and
unrealized gain/(loss)
on securities	0.09	0.05	(0.17)	(0.14)
Total from
investment operations	0.30	0.27	0.05	0.04

Less distributions:
Dividends from net
investment income	(0.20)	(0.21)	(0.23)	(0.19)
from net realized gains	—	—	(0.02)	—
Total distributions	(0.20)	(0.21)	(0.25)	(0.19)

Net asset value, end of period	$10.04	$9.94	$9.88	$10.08

TOTAL RETURN	3.01%	2.77%	0.45%	0.38	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (thousands)	$11,538	$10,913	$6,142	$2,086
Ratio of expenses
to average net assets:
Before advisory fee waiver	1.77%	1.99%	2.13%	2.49	%‡
After advisory fee waiver	1.68%	1.73%	1.75%	1.75	%‡
Ratio of net investment income
to average net assets:
Before advisory fee waiver	1.99%	1.95%	1.86%	1.24	%‡
After advisory fee waiver	2.08%	2.21%	2.24%	1.98	%‡
Portfolio turnover rate	65%	53%	57%	57	%†

*	Commencement of operations.
†	Not Annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class F
					May 17,
					2013*
					through
					September 30,
	Year Ended September 30,				2013
	2017	2016	2015	2014	(Unaudited)
PER SHARE DATA:
Net asset value,
beginning of period	$9.95	$9.88	$10.08	$10.11	$10.16

Income from
investment operations:
Net investment income	0.29	0.31	0.31	0.32	0.12
Net realized and
unrealized gain/(loss)
on securities	0.09	0.06	(0.17)	—	(0.04)
Total from
investment operations	0.38	0.37	0.14	0.32	0.08

Less distributions:
Dividends from net
investment income	(0.29)	(0.30)	(0.32)	(0.34)	(0.13)
from net realized gains	—	—	(0.02)	(0.01)	—
Total distributions	(0.29)	(0.30)	(0.34)	(0.35)	(0.13)

Net asset value,
end of period	$10.04	$9.95	$9.88	$10.08	$10.11

TOTAL RETURN	3.89%	3.88%	1.41%	3.22%	0.77	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end
of period (thousands)	$139,324	$69,045	$35,917	$8,287	$10
Ratio of expenses
to average net assets:
Before advisory fee waiver	0.82%	0.98%	1.12%	1.55%	2.06	%‡
After advisory fee waiver	0.74%	0.73%	0.75%	0.75%	0.75	%‡
Ratio of net investment income
to average net assets:
Before advisory fee waiver	2.95%	2.95%	2.87%	2.64%	1.83	%‡
After advisory fee waiver	3.03%	3.20%	3.24%	3.44%	3.14	%‡
Portfolio turnover rate	65%	53%	57%	57%	78	%†

*	Commencement of operations.
†	Not Annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Institutional Class
					October 31,
					2012*
					through
	Year Ended September 30,				September 30,
	2017	2016	2015	2014	2013
PER SHARE DATA:
Net asset value,
beginning of period	$9.96	$9.89	$10.08	$10.12	$10.00

Income from
investment operations:
Net investment income	0.30	0.31	0.33	0.32	0.29
Net realized and
unrealized gain/(loss)
on securities	0.09	0.07	(0.17)	—	0.12
Total from
investment operations	0.39	0.38	0.16	0.32	0.41

Less distributions:
Dividends from net
investment income	(0.30)	(0.31)	(0.33)	(0.35)	(0.29)
from net realized gains	—	—	(0.02)	(0.01)	—
Total distributions	(0.30)	(0.31)	(0.35)	(0.36)	(0.29)
Net asset value,
end of period	$10.05	$9.96	$9.89	$10.08	$10.12

TOTAL RETURN	3.97%	3.97%	1.60%	3.21%	4.12	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end
of period (thousands)	$372,013	$148,831	$64,581	$50,927	$28,547
Ratio of expenses
to average net assets:
Before advisory fee waiver	0.73%	0.88%	1.04%	1.60%	2.00	%‡
After advisory fee waiver	0.65%	0.65%	0.65%	0.65%	0.65	%‡
Ratio of net investment income
to average net assets:
Before advisory fee waiver	3.04%	3.04%	2.95%	2.30%	1.83	%‡
After advisory fee waiver	3.12%	3.27%	3.34%	3.25%	3.18	%‡
Portfolio turnover rate	65%	53%	57%	57%	78	%†
*	Commencement of operations.
†	Not Annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

NOTE 1 – ORGANIZATION

The Shenkman Short Duration High Income Fund (the “Short Duration High Income Fund”) and the Shenkman Floating Rate High Income Fund (the “Floating Rate High Income Fund”)(each a “Fund” and collectively, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The Short Duration High Income Fund commenced operations on October 31, 2012. The Floating Rate High Income Fund commenced operations on October 15, 2014. The primary investment objective of the Funds is to seek a high level of current income.  Currently, the Short Duration High Income Fund offers Class A, Class C, Class F, and Institutional Class shares.  Class F shares became available for purchase on May 17, 2013, while Class C shares became available for purchase on January 28, 2014.

The Floating Rate High Income Fund offers Class F and Institutional Class shares. Institutional Class shares became available for purchase on October 15, 2014. The initial purchase included a transfer in-kind of securities and cash. The transfer in-kind was nontaxable, whereby the Fund issued 12,794,119 shares on October 15, 2014. The fair value and cost of securities, for tax purposes, received by the Fund was $127,869,966 and $129,652,584 respectively. In addition, the Fund received $1,871,223 of cash and interest receivable. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. Currently the Floating Rate High Income Fund offers Class F and Institutional Class shares. Class F shares became available for purchase on March 1, 2017.

Each class of shares differs principally in its respective distribution expenses and sales charges.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2017

taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Funds’ for the prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Securities Transactions, Income, and Distributions – Securities transactions are accounted for on the trade date.  Securities sold are determined on a specific identification process.  Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Each Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Funds’ shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to that Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Funds are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a Fund’s respective net assets, or by other equitable means.

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2017

Securities Purchased on a When-Issued Basis – The Funds may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Funds’ NAV. During the period between purchase and settlement, no payment is made by the Funds and no interest accrues to the Funds. At the time of settlement, the market value of the security may be more or less than the purchase price.

Redemption Fees – The Funds charge a 1% redemption fee to shareholders who redeem shares held for 30 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  During the year ended September 30, 2017 the Short Duration High Income Fund retained $2,709 in redemption fees.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Derivatives – The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s result of operations and financial position.  During the year ended September 30, 2017 the Funds did not hold any derivative instruments.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2017, the Funds made the following permanent tax adjustments on the Statement of Assets and Liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)
Short Duration High Income Fund	$(6,374)	$6,374

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of September 30, 2017 management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2017

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00pm EST).

Bank Loan Obligations – Bank loan obligations are valued at market on the basis of valuations furnished by an independent pricing service which utilizes quotations obtained from dealers in bank loans.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Debt Securities – Debt securities, such as corporate bonds, asset backed securities, mortgage backed securities, municipal bonds, U.S. Treasuries and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2017

model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  Debt securities having a maturity of 60 days or less are valued at the evaluated mean between the bid and asked price.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds.  Illiquid securities may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  The Funds intend to hold no more than 15% of its net assets in illiquid securities.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Funds’ investments in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds’ Board of Trustees.  As of September 30, 2017, Shenkman Capital Management, Inc. (the “Advisor”) has determined that certain securities held by the Fund are considered illiquid.  See the Schedule of Investments for additional information.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share.

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2017

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2017:

Floating Rate High Income Fund

	Level 1	Level 2	Level 3	Total
Common Stock
Wholesale
Trade	$208,074	$—	$—	$208,074
Total
Common Stock	208,074	—	—	208,074
Private
Placements
Finance and
Insurance	—	—	530,853	530,853
Utilities	—	—	42,525	42,525
Total Private
Placements	—	—	573,378	573,378
Fixed Income
Bank Loan
Obligations	—	269,237,184	2,637,937	271,875,121
Corporate Bonds	—	35,877,537	—	35,877,537
Total Fixed
Income	—	305,114,721	2,637,937	307,752,658
Short-Term
Investments	25,821,991	—	—	25,821,991
Total
Investments	$26,030,065	$305,114,721	$3,211,315	$334,356,101

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2017

Short Duration High Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Bank Loan
Obligations	$—	$48,769,336	$2,380,000	$51,149,336
Corporate
Bonds	—	465,623,776	—	465,623,776
Total Fixed
Income	—	514,393,112	2,380,000	516,773,112
Short-Term
Investments	16,927,168	—	—	16,927,168
Total
Investments	$16,927,168	$514,393,112	$2,380,000	$533,700,280

Refer to the Funds’ Schedule of Investments for a detailed break-out of securities.  Transfers between levels are recognized at September 30, 2017 the end of the reporting period.  The Shenkman Short Duration High Income Fund recognized no transfers to/from Level 1 or Level 2 during the year ended September 30, 2017. The Shenkman Floating Rate High Income Fund transferred $1,498,451 from Level 3 to Level 2 and transferred $747,937 from Level 2 to Level 3 at September 30, 2017 because the securities were priced either by way of single broker quote vs. multiple broker quotes.

The following is a reconciliation of each Fund’s level 3 investments for which significant unobservable inputs were used in determining fair value.

Floating Rate High Income Fund

Level 3 Reconciliation Disclosure

	Private	Bank
	Placements	Loans	Total
Balance as of
September 30, 2016	$131,483	$1,117,744	$1,249,227
Accrued discounts/premiums	—	5,123	5,123
Change in unrealized
appreciation	441,895	307,323	749,218
Transfer into Level 3	—	747,937	747,937
Purchases	—	1,958,261	1,958,261
Transfer out of Level 3	—	(1,498,451)	(1,498,451)
Balance as of
September 30, 2017	$573,378	$2,637,937	$3,211,315

Change in unrealized appreciation/(depreciation) during the
period for Level 3 investments held at September 30, 2017	$318,029

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2017

The Level 3 investments as of September 30, 2017 represented 1.01% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

Short Duration High Income Fund

Level 3 Reconciliation Disclosure

	Bank Loans	Total
Balance as of September 30, 2016	$—	$—
Purchases	2,380,000	2,380,000
Balance as of September 30, 2017	$2,380,000	$2,380,000

The Level 3 investments as of September 30, 2017 represented 0.44% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Shenkman Capital Management, Inc. pursuant to which the Advisor is responsible for providing investment management services to each Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, Shenkman Capital Management, Inc. is entitled to a fee, computed daily and payable monthly based upon the average daily net assets of the Funds at the annual rates of:

Floating Rate High Income Fund	0.50%
Short Duration High Income Fund	0.55%

For the year ended September 30, 2017, the Floating Rate High Income Fund and the Short Duration High Income Fund incurred $1,449,121 and $2,192,278, respectively, in advisory fees. Advisory fees payable to the Advisor at September 30, 2017 for the Floating Rate High Income Fund and the Short Duration High Income Fund were $86,391 and $208,704, respectively.  The amounts shown on the Statements of Assets and Liabilities are net amounts due to the Advisor.

Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to the extent necessary to limit the Funds’ aggregate annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest, dividends in securities sold short, and extraordinary expenses) to the following amounts of the average daily net assets for each class of shares:

Floating Rate High Income Fund:

Class F	0.64%
Institutional Class	0.54%

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2017

Short Duration High Income Fund:

Class A	1.00%
Class C	1.75%
Class F	0.75%
Institutional Class	0.65%

Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended September 30, 2017, the Advisor reduced its fees in the amount of $459,123 for the Floating Rate High Income Fund and in the amount of $316,790 for the Short Duration High Income Fund.  No amounts were reimbursed to the Advisor for either Fund.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

	2018	2019	2020	Total
Floating Rate High
Income Fund	$442,934	$448,779	$459,123	$1,350,836
Short Duration High
Income Fund	345,681	368,819	316,790	1,031,290

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as each of the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant, Chief Compliance Officer and transfer agent to the Funds.  U.S. Bank N.A. an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.  For the year ended September 30, 2017, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2017

	Floating Rate	Short Duration
	High Income Fund	High Income Fund
Administration & accounting	$417,375	$424,794
Custody	17,272	24,903
Transfer agency(a)	24,959	80,949
Chief Compliance Officer	9,000	9,000

(a) Does not include out-of-pocket expenses

At September 30, 2017, the Funds had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Floating Rate	Short Duration
	High Income Fund	High Income Fund
Administration & accounting	$72,462	$77,736
Custody	2,207	4,678
Transfer agency(a)	5,224	13,532
Chief Compliance Officer	1,500	1,500

(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as each of the Fund’s principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A. as he was recently, previously employed by USBFS.  This same Trustee was recently an interested person of the Distributor.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Short Duration High Income Fund adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares and up to 1.00% of the average net assets of the Fund’s Class C shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2017, the Short Duration High Income Fund incurred distribution expenses on their Class A and Class C shares of $26,500 and $115,271 respectively.

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2017

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Class A, Class C, and Class F shares. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of each Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the year ended September 30, 2017, the Floating Rate High Income Fund’s Class F shares incurred $110 in shareholder servicing fees. For the year ended September 30, 2017, the Class A, Class C and Class F shares of the Short Duration High Income Fund incurred $5,409, $3,813 and $87,857 respectively, in shareholder servicing fees.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2017, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were as follows:

	Purchases	Sales
Floating Rate High Income Fund	$251,701,359	$208,768,985
Short Duration High Income Fund	543,177,733	243,437,104

There were no purchases or sales of U.S. government obligations during the year ended September 30, 2017. During the year ended September 30, 2017, the Short Duration High Income Fund purchased 56 bonds from an affiliate of the Advisor in the amount of $32,522,614. The purchase transactions complied with Rule 17a-7 under the 1940 Act and the 17a-7 procedures adopted by the Trust.

NOTE 8 – LINE OF CREDIT

The Short Duration High Income Fund and the Floating Rate High Income Fund each have a line of credit in the amount of $50,000,000.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2017

facility is with the Funds’ custodian, U.S. Bank N.A. During the year ended September 30, 2017, the Floating Rate High Income did not draw upon its line of credit. The Short Duration High Income Fund had an outstanding average day balance of $5,060, a weighted average interest rate of 4.25% and paid $218 in interest. The maximum amount outstanding for the Short Duration High Income Fund during the year ended September 30, 2017 was $1,847,000. At September 30, 2017, the Funds had no outstanding loan amounts.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Floating Rate	Short Duration
	High Income Fund	High Income Fund
Cost of investments(a)	$337,124,946	$528,929,010
Gross unrealized appreciation	3,759,702	5,105,005
Gross unrealized depreciation	(6,528,547)	(333,735)
Net unrealized
appreciation/(depreciation)	(2,768,845)	4,771,270
Undistributed ordinary income	433,592	113,708
Total distributable earnings	433,592	113,708
Other accumulated gains/(losses)	(4,278,524)	(1,760,151)
Total accumulated
earnings/(losses)	$(6,613,777)	$3,124,827

(a)
The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales adjustments and tax adjustments related to the transfer-in-kind.

At September 30, 2017, the Funds had tax basis capital losses to offset future gains as follows:

	Capital Loss Carryover
	Long-Term	Short-Term	Total	Expiration Date
Floating Rate High
Income Fund	$2,419,506	$1,859,018	$4,278,524	No Expiration
Short Duration High
Income Fund	1,439,050	321,101	1,760,151	No Expiration

The tax character of distributions paid during the fiscal years ended September 30, 2017 and the September 30, 2016 were as follows:

Floating Rate High Income Fund

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
Ordinary income	$11,607,695	$11,427,094
Total distributions Paid	$11,607,695	$11,427,094

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2017

Short Duration High Income Fund

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
Ordinary income	$12,111,589	$4,869,610
Total distributions Paid	$12,111,589	$4,869,610

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2017.

NOTE 10 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risk of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to all Funds.

Bank Loan Risk – A Fund’s investments in assignments of secured and unsecured bank loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, a Fund will depend primarily upon the creditworthiness of the borrower, whose financial condition may be troubled or highly leveraged, for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, such Fund’s share price could be adversely affected. A Fund may invest in loans that are rated by a nationally recognized statistical rating organization or are unrated, and may invest in loans of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested. In addition, certain bank loans in which a Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Funds. A Fund, as a participant in a loan, has no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default. Transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale (i.e., more than seven days after the sale). As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2017

Credit Risk – A company may not be able to repay its debt. The Funds invest primarily in “high yield” securities and loans (i.e., rated below Baa3 or BBB- by one or more nationally recognized statistical rating organizations or are unrated but are of comparable credit quality to obligations rated below investment-grade). High yield securities and loans have greater credit risk than more highly rated debt obligations and have a greater possibility that an adverse change in the financial condition of the issuer or the economy may impair the ability of the issuer to make payments of principal and interest. Bankruptcy and similar laws applicable to issuers of the high yield securities and loans may also limit the amount of a Fund’s recovery if the issuer becomes insolvent. High yield securities and loans have historically experienced greater default rates than has been the case for investment-grade securities.

High Yield Risk – Bonds and loans rated below BBB by S&P or Baa by Moody’s (commonly referred to as “junk bonds or loans”) typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds and loans. Lower-rated bonds and loans also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

Interest Rate Risk – Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction. It is likely there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.

Investment Risk – The Funds invest primarily in debt obligations issued by non-investment grade companies that may have significant risks as a result of

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2017

business, financial, market or legal uncertainties. There can be no assurance that the Advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of, and return on, a Fund’s investments. Prices of the investments held by the Funds may be volatile, and a variety of other factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of a Fund’s activities and the value of its investments.

Liquidity Risk – Low or lack of trading volume may make it difficult to sell securities held by the Funds at quoted market prices. The Funds’ investments may at any time consist of significant amounts of securities that are thinly traded or for which no market exists. For example, the investments held by a Fund may not be liquid in all circumstances so that, in volatile markets, the Advisor may not be able to close out a position without incurring a loss. The foregoing risks may be accentuated when the Funds are required to liquidate positions to meet withdrawal requests. Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Funds need to liquidate such loans. High yield bonds and loans generally trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which could have a negative impact on a Fund’s performance.

Market Risk – The prices of some or all of the securities in which the Funds invest may decline for a number of reasons, including in response to economic developments and perceptions about the creditworthiness of individual issuers. There can be no assurance that what is perceived as an investment opportunity will not, in fact, result in substantial losses. There is more risk that prices will go down for investors investing over short time horizons.

Rule 144A Securities Risk – Rule 144A securities are purchased in transactions exempt from the registration requirements of the Securities Act of 1933, as amended, (the “Securities Act”) pursuant to Rule 144A of the Securities Act. Rule 144A securities may only be sold to qualified institutional buyers, such as the Funds. The market for Rule 144A securities typically is less active than the market for public securities. Rule 144A securities carry the risk that the trading market may not continue and the Funds might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.

NOTE 11 – REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING

A Special Meeting of Shareholders (the “Meeting”) took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

SHENKMAN FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2017

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1. Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2. Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree,	Joe D. Redwine,
Independent Trustee	Interested Trustee
David G. Mertens,	George T. Wofford,
Independent Trustee	Independent Trustee
George J. Rebhan,	Raymond B. Woolson,
Independent Trustee	Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree,	Joe D. Redwine,
Independent Trustee	Interested Trustee
David G. Mertens,	Raymond B. Woolson,
Independent Trustee	Independent Trustee
George J. Rebhan,
Independent Trustee

SHENKMAN FUNDS

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Shenkman Floating Rate High Income Fund
Shenkman Short Duration High Income Fund

We have audited the accompanying statements of assets and liabilities of the Shenkman Floating Rate High Income Fund and Shenkman Short Duration High Income Fund (each a “Fund” and collectively, the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2017, and with respect to the Shenkman Floating Rate High Income Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period October 15, 2014 (commencement of operations) through September 30, 2015, with respect to the Shenkman Short Duration High Income Fund the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period October 31, 2012 (commencement of operations) through September 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Shenkman Floating Rate High Income Fund and Shenkman Short Duration High Income Fund, as of September 30, 2017, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2017

SHENKMAN FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)
Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served	Five Years	Trustee(2)	Five Years(3)
Gail S. Duree	Trustee	Indefinite	Director, Alpha	2	Trustee,
(age 71)		term;	Gamma Delta		Advisors
615 E. Michigan St.		since	Housing		Series Trust
Milwaukee, WI		March	Corporation		(for series not
53202		2014.	(collegiate		affiliated with
			housing		the Funds);
			management)		Independent
			(2012 to present);		Trustee from
			Trustee and Chair		1999 to 2012,
			(2000 to 2012),		New Covenant
			New Covenant		Mutual Funds
			Mutual Funds		(an open-end
			(1999 to 2012);		investment
			Director and		company with
			Board Member,		4 portfolios).
Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

David G. Mertens	Trustee	Indefinite	Retired;	2	Trustee,
(age 57)		term*;	formerly		Advisors
615 E. Michigan St.		since	Managing		Series Trust
Milwaukee, WI		March	Director and		(for series not
53202		2017.	Vice President,		affiliated with
			Jensen		the Funds).
Investment
Management, Inc.
(a privately-held
investment
advisory firm)
(2002 to 2017).

SHENKMAN FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served	Five Years	Trustee(2)	Five Years(3)
George J. Rebhan	Chairman	Indefinite	Retired;	2	Trustee,
(age 83)	of the	term;	formerly		Advisors
615 E. Michigan St.	Board	since	President,		Series Trust
Milwaukee, WI	and	May	Hotchkis and		(for series not
53202	Trustee	2002.	Wiley Funds		affiliated with
			(mutual funds)		the Funds);
			(1985 to 1993).		Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

Raymond B. Woolson	Trustee	Indefinite	President,	2	Trustee,
(age 58)		term*;	Apogee Group,		Advisors
615 E. Michigan St.		since	Inc. (financial		Series Trust
Milwaukee, WI		January	consulting firm)		(for series not
53202		2016.	(1998 to present).		affiliated with
the Funds);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
15 portfolios),
DoubleLine
Opportunistic
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010
to 2016.

SHENKMAN FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served	Five Years	Trustee(2)	Five Years(3)
Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	Retired;	2	Trustee,
(age 70)	Trustee	term;	formerly		Advisors
615 E. Michigan St.		since	President,		Series Trust
Milwaukee, WI		September	CEO, U.S.		(for series not
53202		2008.	Bancorp Fund		affiliated with
			Services, LLC		the Funds).
(May 1991 to
July 2017);
formerly,
Manager, U.S.
Bancorp Fund
Services, LLC
(1998 to
July 2017).
Officers
Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Douglas G. Hess	President,	Indefinite	Senior Vice President, Compliance and
(age 50)	Chief	term;	Administration, U.S. Bancorp Fund
615 E. Michigan St.	Executive	since	Services, LLC (March 1997 to present).
Milwaukee, WI	Officer	June
53202	and	2003.
Principal
Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and
(age 56)	and	term;	Administration, U.S. Bancorp Fund
615 E. Michigan St.	Principal	since	Services, LLC (October 1998 to present).
Milwaukee, WI	Financial	December
53202	Officer	2007.

SHENKMAN FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 46)	Treasurer	term;	and Administration, U.S. Bancorp Fund
615 E. Michigan St.		since	Services, LLC (June 2005 to present).
Milwaukee, WI		September
53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp
(age 60)	President,	term;	Fund Services, LLC and Vice President,
615 E. Michigan St.	Chief	since	U.S. Bank N.A. (February 2008
Milwaukee, WI	Compliance	September	to present).
53202	Officer and	2009.
AML Officer

Jeanine M.	Secretary	Indefinite	Senior Vice President and Counsel,
Bajczyk, Esq.		term;	U.S. Bancorp Fund Services, LLC
(age 52)		since	(May 2006 to present).
615 E. Michigan St.		September
Milwaukee, WI		2015.
53202

SHENKMAN FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Emily R.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp
Enslow, Esq.	Secretary	term;	Fund Services, LLC (July 2013 to
(age 30)		since	present); Proxy Voting Coordinator and
615 E. Michigan St.		September	Class Action Administrator, Artisan
Milwaukee, WI		2015.	Partners Limited Partnership (September
53202			2012 to July 2013); Legal Internship,
Artisan Partners Limited Partnership
(February 2012 to September 2012);
J.D. Graduate, Marquette University
Law School (2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2017, the Trust was comprised of 45 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he was recently  an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-743-6562.

SHENKMAN FUNDS

NOTICE TO SHAREHOLDERS
September 30, 2017 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-SHENKMAN (1-855-743-6562) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-SHENKMAN (1-855-743-6562). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-855-SHENKMAN (1-855-743-6562).

Trustees and Officers

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-SHENKMAN (1-855-743-6562) or by visiting the Fund’s website at www.shenkmanfunds.com.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-SHENKMAN (1-855-743-6562) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

SHENKMAN FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Adviser
Shenkman Capital Management, Inc.
461 Fifth Avenue, 22nd Floor
New York, NY  10017

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 273-8635

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

SJ-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2017	FYE 9/30/2016
Audit Fees	$40,900	$40,300
Audit-Related Fees	N/A	N/A
Tax Fees	$7,000	$6,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2017	FYE 9/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2017	FYE 9/30/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)  Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)  Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive Officer/Principal Executive Officer

Date  12/8/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive Officer/Principal Executive Officer

Date  12/8/17

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer/Principal Financial Officer

Date  12/8/17

* Print the name and title of each signing officer under his or her signature.